SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
SMART SAND, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 10, 2020
Dear Stockholder:
You are cordially invited to attend the 2020 Annual Meeting of Stockholders of Smart Sand, Inc., on Tuesday, June 2, 2020, at 9:00 a.m., central time. Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our stockholders, this year’s annual meeting will be a virtual meeting of stockholders. You will be able to attend the annual meeting online, vote your shares electronically and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/SND2020. You will not be able to attend the annual meeting in person.
The Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the meeting.
It is important that your shares be represented at the virtual annual meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting. Accordingly, please exercise your right to vote by following the instructions for voting on the Notice of Internet Availability of Proxy Materials you received for the meeting or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by internet or telephone voting as described in the proxy statement.
Our board of directors and management look forward to your attendance at the meeting. Thank you for your continued support.
Sincerely yours,
Charles E. Young
Chief Executive Officer

Smart Sand, Inc.
1725 Hughes Landing Boulevard, Suite 800
The Woodlands, Texas 77380

 Notice of Annual Meeting of Stockholders
Tuesday, June 2, 2020
To Our Stockholders:
The Annual Meeting of Stockholders of Smart Sand, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, June 2, 2020, at 9:00 a.m., central time, online at www.virtualshareholdermeeting.com/SND2020, for the following purposes:
1. To elect two Class I members of the board of directors to serve until the 2023 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;
2. To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020;
3. To approve the Smart Sand, Inc. Amended and Restated 2016 Omnibus Incentive Plan;
4. To conduct an advisory (and non-binding) vote on the compensation paid to the Company’s named executive officers for the year ended December 31, 2019; and
5. To transact such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.
Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our stockholders, this year’s annual meeting will be a virtual meeting of stockholders. You will be able to attend the annual meeting online, vote your shares electronically and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/SND2020. You will not be able to attend the annual meeting in person.
Holders of record of the Company’s common stock at the close of business on April 6, 2020, are entitled to notice of, and to vote at, the virtual meeting. To be able to access the annual meeting, you must have your 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials).
Whether or not you expect to attend the virtual meeting, please submit your proxy as soon as possible so that your shares will be represented at the meeting.
By Order of the Board of Directors
James D. Young
Executive Vice President, General Counsel and Secretary
The Woodlands, Texas
April 10, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 2, 2020. THIS PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM.

PAGE

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1

PRINCIPAL STOCKHOLDERS	5

PROPOSAL 1: ELECTION OF DIRECTORS	6

CORPORATE GOVERNANCE	9

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS	12

EXECUTIVE COMPENSATION	13

PROPOSAL 2: RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020	17

PROPOSAL 3: APPROVAL OF THE SMART SAND, INC. AMENDED AND RESTATED 2016 OMNIBUS INCENTIVE PLAN	18

REPORT OF THE AUDIT COMMITTEE	28

PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION	29

DELINQUENT 16(a) REPORTS	30

STOCKHOLDER PROPOSALS	30

STOCKHOLDER COMMUNICATIONS	30

OTHER MATTERS	30

WHERE YOU CAN FIND MORE INFORMATION	30

ANNEX A - SMART SAND, INC. AMENDED AND RESTATED 2016 OMNIBUS INCENTIVE PLAN	A-1

i

Smart Sand, Inc.
1725 Hughes Landing Boulevard, Suite 800
The Woodlands, Texas 77380
PROXY STATEMENT
2020 ANNUAL MEETING OF STOCKHOLDERS
The enclosed proxy is solicited by the board of directors of Smart Sand, Inc. (the “Company,” “we” or “us”) for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, June 2, 2020, at 9:00 a.m., central time, and at any continuation, adjournment or postponement thereof. Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our stockholders, this year’s Annual Meeting will be a virtual meeting of stockholders. You will be able to attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/SND2020. You will not be able to attend the Annual Meeting in person.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Important Notice of Internet Availability of Proxy Materials for the Annual Meeting to be Held on Tuesday, June 2, 2020.
This proxy statement and our 2019 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2019, are being made available to you on or about April 10, 2020 at www.proxyvote.com.
Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders. Stockholders have the ability to access our proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials (www.proxyvote.com) or request to receive a printed set of our proxy materials. Instructions on how to access our proxy materials over the internet or request a printed copy of our proxy materials may be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We will bear all costs incurred in the solicitation of and mailing of proxy materials.
Participation
Stockholders may vote their shares electronically and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/SND2020. Instructions on how to connect and participate in the Annual Meeting, including how to demonstrate proof of ownership of our common stock, are set forth in your Notice of Internet Availability of Proxy Materials. You must have your 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to be able to access the Annual Meeting.

Voting Your Shares
Only stockholders of record of our common stock at the close of business on April 6, 2020, the record date, are entitled to notice of and to vote at the meeting, and at any continuation(s), postponement(s) or adjournment(s) thereof. As of the record date, 41,756,261 shares of our common stock, $0.001 par value per share, were issued and outstanding. Holders of record of our common stock, and holders of a valid proxy for the Annual Meeting, are entitled to one vote per share for each proposal presented at the Annual Meeting. The common stock does not have cumulative voting rights.
If you are a registered holder, meaning that you hold our stock directly (not through a bank, broker or other nominee), you may vote virtually at the Annual Meeting or by completing, dating and signing the proxy and promptly returning it, by telephone, or electronically through the internet by following the instructions included on your proxy card. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein. Signed proxies that give no instructions as to how they should be voted on a particular proposal at the Annual Meeting will be counted as votes “for” such proposal or, in the case of the election of the Class I directors, as a vote “for” the election of the two nominees presented by the board of directors.

If your shares are held through a bank, broker or other nominee, you are considered the beneficial owner of those shares. You may be able to vote by telephone or electronically through the internet in accordance with the voting instructions provided by that nominee. You must obtain a legal proxy from the nominee that holds your shares if you wish to vote electronically at the Annual Meeting.
Applicable stock exchange rules restrict when brokers who are record holders of shares may exercise discretionary authority to vote those shares in the absence of instructions from beneficial owners. Brokers are not permitted to vote on non-discretionary items such as director elections, executive compensation and other significant matters absent instructions from the beneficial owner. As a result, if you are a street name stockholder, and you do not give voting instructions, the holder of record will not be permitted to vote your shares with respect to Proposal No. 1-Election of Directors, Proposal No. 3-Approval of the Smart Sand, Inc. Amended and Restated 2016 Omnibus Incentive Plan or Proposal No. 4-Advisory Vote on Executive Compensation, and your shares will be considered “broker non-votes” with respect to these proposals. Although any broker non-votes would be counted as present at the Annual Meeting for purposes of determining a quorum, they will be treated as not entitled to vote with respect to each of Proposal Nos. 1, 3 and 4. If you are a street name stockholder, and you do not give voting instructions, the record holder will be entitled to vote your shares with respect to Proposal No. 2-Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2020 in its discretion.
In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting to permit further solicitations of proxies.
The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the telephone or internet should understand that there may be costs associated with telephonic or electronic access. These charges include usage charges from telephone companies and internet access providers. The stockholder will bear the cost of these charges.
Procedural Matters
If you are a registered stockholder, you may vote your shares or submit a proxy to have your shares voted by one of the following methods:
•By Internet. You may submit a proxy electronically via the internet at www.proxyvote.com prior to the Annual Meeting by following the instructions provided on the Notice of Internet Availability of Proxy Materials. Internet voting facilities will close and no longer be available on the date and time specified in the Notice of Internet Availability of Proxy Materials.
•By Telephone. You may submit a proxy by telephone using the toll-free number listed on the Notice of Internet Availability of Proxy Materials. Please have the notice or proxy card in hand when you call. Telephone voting facilities will close and no longer be available on the date and time specified in the Notice of Internet Availability of Proxy Materials.
•By Mail. If you received or requested printed proxy materials, you may submit a proxy by signing, dating and returning your proxy card in the provided pre-addressed envelope in accordance with the enclosed instructions. We encourage you to sign and return the proxy or voter instruction card even if you plan to attend the Annual Meeting. In this way, your shares will be voted even if you are unable to attend.
•Electronically. You may virtually attend and vote electronically during the Annual Meeting via the internet.
If your shares are held in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting will also be offered to stockholders owning shares through most banks and brokers.
Quorum
The presence at the Annual Meeting, either virtually or by proxy, of holders of a majority of our common stock outstanding and entitled to vote at the Annual Meeting will constitute a quorum.
Required Vote/Abstentions and Broker Non-Votes
Only stockholders of record at the close of business on April 6, 2020 have the right to vote at the Annual Meeting. The proposals at the Annual Meeting will require the following votes:
•Directors will be elected by a plurality of all votes cast. You may vote “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES” or “FOR ALL EXCEPT” for the director nominees. Withheld votes and broker non-votes will have no effect on Proposal No. 1.
•Ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm will require the affirmative vote of a majority of the shares present, either virtually or represented by proxy, at the Annual Meeting and entitled to vote on this matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to ratify the selection of Grant Thornton

LLP as our independent registered public accounting firm. Abstentions and broker non-votes will have the same effect as a vote against Proposal No. 2.
•Approval of the Smart Sand, Inc. Amended and Restated 2016 Omnibus Incentive Plan will require the affirmative vote of a majority of the shares present, either virtually or represented by proxy, at the Annual Meeting and entitled to vote on this matter. You may vote "FOR," "AGAINST" or "ABSTAIN" on the proposal to approve the Smart Sand, Inc. Amended and Restated 2016 Omnibus Incentive Plan. As a result, abstentions will have the same effect as a vote against Proposal No. 3, and broker non-votes will have no effect on Proposal No. 3.
•Approval, on an advisory basis, of the compensation of our named executive officers will require the affirmative vote of a majority of the shares present, either virtually or represented by proxy, at the Annual Meeting and entitled to vote on this matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to approve, on an advisory basis, the compensation of our named executive officers. Abstentions will have the same effect as a vote against Proposal No. 4, and broker non-votes will have no effect on Proposal No. 4.
A “withheld vote,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the selection of our independent registered public accounting firm, the proposal regarding the approval of our Amended and Restated 2016 Omnibus Incentive Plan, or the proposal regarding the approval, on an advisory basis, of the compensation of our named executive officers, represents a stockholder’s affirmative choice to decline to vote on a proposal. Generally, “broker non-votes” occur when shares held by a broker in street name for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of our independent registered public accounting firm, without instructions from the beneficial owner of those shares. We do not expect any broker non-votes in connection with the ratification of our independent registered public accounting firm.
Default Voting
A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy, but do not indicate any contrary voting instructions, your shares will be voted in accordance with the board's recommendations, which are as follows:
•FOR the election of the two persons named in this proxy statement as the board's nominees for election as Class I directors;
•FOR the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2020;
•FOR the approval of the Smart Sand, Inc. Amended and Restated 2016 Omnibus Incentive Plan; and
•FOR the approval, on an advisory basis, of the compensation of our named executive officers.
If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted at the discretion of the holders of the proxy. The board knows of no matters, other than those previously stated herein, to be presented for consideration at the Annual Meeting.
How to Revoke
Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote electronically at the Annual Meeting. A stockholder who virtually attends the Annual Meeting need not revoke the proxy and vote electronically unless he or she wishes to do so. The mere presence at the Annual Meeting of the person appointing a proxy does not, however, revoke the appointment. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.
Stockholder List

A list of the stockholders entitled to vote at the Annual Meeting will be made available at www.virtualshareholdermeeting.com/SND2020.

Expenses of Solicitation
We will bear all costs incurred in the solicitation of proxies, including the preparation, printing and mailing of the Notice of Annual Meeting of Stockholders and proxy statement and the related materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally or by telephone, email, facsimile or other means, without additional compensation.

Householding/Delivery of Documents to Stockholders
The SEC rules permit registrants to adopt a procedure called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one set of proxy materials, unless one or more of these stockholders notifies the registrant that they wish to continue receiving individual sets. This procedure reduces printing costs and postage fees incurred by the registrant. We have not adopted this householding procedure with respect to our record holders; however, a number of brokerage firms have instituted householding which may impact certain beneficial owners of our common stock. If your family has multiple accounts by which you hold common stock, you may have received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy materials, or wish to revoke your decision to household, and thereby receive multiple sets. Those options are available to you at any time.
Beginning on or about April 17, 2020, we will mail or email to our stockholders a Notice of Internet Availability of Proxy Materials with instructions on how to access our proxy materials over the internet and how to vote. If you received a notice and would prefer to receive paper copies of the proxy materials, you may notify us by telephone, email or mail at the telephone number, email address and mailing address, respectively, provided above.
Emerging Growth Company Status
We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). For as long as we are an emerging growth company, we will not be required to provide an auditor's attestation report on management's assessment of the effectiveness of our system of internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002 or obtain stockholder approval of any golden parachute payments not previously approved. In addition, because we are an emerging growth company, we are not required to include a "Compensation Discussion and Analysis" section in this proxy statement and have elected to comply with the scaled-down executive compensation disclosure requirements applicable to emerging growth companies.
We could be an emerging growth company for up to five years from November 4, 2016, the date of our initial public offering, or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.07 billion, (ii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which would occur at the end of the fiscal year during which the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period. Under Section 107(b) of the JOBS Act, emerging growth companies may delay adopting new or revised accounting standards until such time as those standards apply to private companies. We have irrevocably elected not to avail ourselves of this exemption from new or revised accounting standards and, therefore, we are subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

PRINCIPAL STOCKHOLDERS
The following table sets forth, as of April 6, 2020, information with respect to the securities holdings of all persons that we, pursuant to filings with the SEC and our stock transfer records, have reason to believe may be deemed the beneficial owner of more than 5% of our common stock. The following table also sets forth, as of such date, the beneficial ownership of our common stock by all of our current officers and directors, both individually and as a group.
The beneficial owners and amount of securities beneficially owned have been determined in accordance with Rule 13d-3 under the Exchange Act, and, in accordance therewith, include all shares of our common stock that may be acquired by such beneficial owners within 60 days of April 6, 2020, upon the exercise or conversion of any options, warrants or other convertible securities. This table has been prepared based on 41,756,261 shares of common stock outstanding on April 6, 2020.

Beneficial Owner(1)	Number of shares		Percent of class
Clearlake Capital Partners II (Master), L.P.(2)	10,920,445		26.2%
Keystone Cranberry, LLC (3)	5,842,700		14.0%
Clearbridge Investments, LLC (4) 620 8th Avenue New York, NY 10018	2,163,963		5.2%

Directors/Named Executive Officers
Charles E. Young	6,624,953	(5)	15.9%
Lee Beckelman	474,138	(6)	1.1%
Robert Kiszka	772,488	(7)	1.8%
José E. Feliciano	10,920,445	(8)	26.2%
Colin Leonard	35,715	(9)	*
Timothy J. Pawlenty	82,649		*
Andrew Speaker	1,152,982		2.8%
Sharon Spurlin	74,008		*
William John Young	396,730	(10)	1.0%
James D. Young	232,360	(11)	*
Ronald P. Whelan	239,263	(12)	*
Susan Neumann	60,416	(13)	*
All officers and directors as a group (12 persons)	21,030,432	(14)	50.4%
*Represents less than one percent.
(1)Unless otherwise indicated, the address for all beneficial owners in this table is c/o Smart Sand, Inc., 1725 Hughes Landing Boulevard, Suite 800, The Woodlands, Texas 77380.
(2)Includes 71,430 shares held of record by José E. Feliciano and Colin Leonard for the benefit of Clearlake Capital Partners II (Master), L.P., a Delaware limited partnership ("CCPII" or "Clearlake"), which shares remain subject to vesting. Other than the foregoing, the shares are held of record by CCPII. CCPII is managed by Clearlake Capital Management II, L.P., a Delaware limited partnership (“CCMII”). CCMII’s general partner is Clearlake Capital Group, L.P., whose general partner is CCG Operations, L.L.C., a Delaware limited liability company (“CCG Ops”). CCPII’s general partner is Clearlake Capital Partners II GP, L.P., a Delaware limited partnership (“CCPII GP”). CCPII GP’s general partner is Clearlake Capital Partners, LLC, a Delaware limited liability company (“CCP”). CCP’s managing member is CCG Ops. José E. Feliciano and Behdad Eghbali are managers of CCG Ops and may be deemed to share voting and investment power of the shares held of record by CCPII. The address of Messrs. Feliciano and Eghbali and the entities named in this footnote is c/o Clearlake Capital Group, 233 Wilshire Blvd., Suite 800, Santa Monica, California 90401.
(3)Charles E. Young owns approximately 67% of the membership interests in Keystone Cranberry, LLC, a Pennsylvania limited liability company (“Keystone Cranberry”), is the sole managing member and has sole voting and investment power over the shares held by Keystone Cranberry.
(4)Based on a Schedule 13G/A filed with the SEC on February 14, 2020, by Clearbridge Investments, LLC. As of December 31, 2019, Clearbridge Investments is the beneficial owner of 2,163,963 shares over which it has sole investment power. Clearbridge Investments has sole voting power with respect to 2,163,963 shares.
(5)Includes 556,500 shares of common stock that remain subject to vesting, of which 276,638 shares vest based upon the achievement of certain performance metrics. Other than 782,253 shares owned directly by Mr. Young, all shares are held of record by Keystone Cranberry. Mr. Young owns approximately 67% of the membership interests in Keystone Cranberry, is the sole managing member and has sole voting and investment power over the shares held by Keystone Cranberry.
(6)Includes 318,012 shares of common stock that remain subject to vesting, of which 160,030 shares vest upon the achievement of certain performance metrics.
(7)Includes 214,741 shares of common stock that remain subject to vesting, of which 106,687 shares vest upon the achievement of certain performance metrics.  Other than 323,750 shares held directly by Mr. Kiszka, all shares are held of record by BAMK Associates, LLC, a Pennsylvania limited liability company. Mr. Kiszka is the sole member and has sole voting and investment power over the shares held by BAMK Associates, LLC.

(8)Includes 35,715 shares held of record by Mr. Feliciano for the benefit of CCPII, which shares remain subject to vesting. As further described in footnote (2) above, Mr. Feliciano may be deemed to share voting and investment power of the shares held of record by CCPII. The address of Mr. Feliciano is c/o Clearlake Capital Group, 233 Wilshire Blvd., Suite 800, Santa Monica, California 90401.
(9)Consists of shares held of record by Mr. Leonard for the benefit of CCPII, which shares remain subject to vesting. The address of Mr. Leonard is c/o Clearlake Capital Group, 233 Wilshire Blvd., Suite 800, Santa Monica, California 90401.
(10)Includes 315,935 shares of common stock that remain subject to vesting, of which 160,030 shares vest upon the achievement of certain performance metrics.
(11)Includes 218,543 shares of common stock that remain subject to vesting, of which 106,687 shares vest upon the achievement of certain performance metrics.
(12)Includes 199,760 shares of common stock that remain subject to vesting, of which 101,564 shares vest upon the achievement of certain performance metrics.
(13)Includes 32,026 shares of common stock that remain subject to vesting.
(14)Does not include 35,715 shares beneficially owned by Mr. Leonard as such shares are also beneficially owned by Mr. Feliciano and including them would be duplicative.
____________________

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Our board of directors is presently comprised of six members, who are divided into three classes, designated as Class I, Class II and Class III. One class of directors is elected by the stockholders at each annual meeting to serve a three-year term. Class I directors consist of Sharon Spurlin and Timothy J. Pawlenty; Class II directors consist of Colin M. Leonard and Andrew Speaker; and Class III directors consist of José E. Feliciano and Charles E. Young.
Class I directors standing for re-election at the Annual Meeting are Sharon Spurlin and Timothy J. Pawlenty. Class II and Class III directors will stand for election at the 2021 and 2022 annual meetings of stockholders, respectively.
Pursuant to the stockholders’ agreement by and among Keystone Cranberry, which is substantially owned by Charles E. Young, our Chief Executive Officer, and Clearlake, as described in more detail under the section entitled “ Certain Relationships and Transactions with Related Persons ”, we must include certain director nominees for election designated by Clearlake and Keystone Cranberry. In the event any board member nominated by such stockholder party resigns or is unable to serve, the stockholder party that nominated such board member will be entitled to nominate a replacement director.
Our nominating and corporate governance committee recommended Sharon Spurlin and Timothy J. Pawlenty as director nominees to our board of directors. Each of the nominees for election to Class I is currently a director of the Company. If elected at the Annual Meeting, each of the nominees would serve for three years and until his or her successor is duly elected and qualified, or until such director’s earlier death, resignation or removal.
The nominees have consented to being nominated and have expressed their intention to serve if elected. We believe that the nominees possess the professional and personal qualifications necessary for board service, and have highlighted particularly noteworthy attributes for the nominee in their biographies below. We have no reason to believe that the nominees will be unable to serve if elected to office and, to our knowledge, the nominees intend to serve the entire term for which election is sought. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the board of directors or the board of directors may elect to reduce its size. Only the nominees or substitute nominees designated by the board will be eligible to stand for election as directors at the meeting.

The names of the nominees for election as Class I directors at the Annual Meeting and of the incumbent Class II and Class III directors, and certain information about them, including their ages as of April 6, 2020, are included below.

Nominees	Class	Age	Position	Year Appointed	Term Expiration	Expiration of Term for Which Nominated
Sharon S. Spurlin (3)	I	55	Director	2015	2020	2023
Timothy J. Pawlenty (2)	I	59	Director	2012	2020	2023
Continuing Directors
Charles E. Young	III	52	Chief Executive Officer and Director	2011	2022
José E. Feliciano (1)	III	46	Co-Chairman of the Board	2011	2022
Colin M. Leonard (4)	II	38	Director	2011	2021
Andrew Speaker	II	57	Co-Chairman of the Board	2011	2021
(1)Chairperson of the compensation committee
(2)Member of audit committee, compensation committee and nominating and governance committee
(3)Chairperson of audit committee and member of compensation committee
(4)Chairperson of nominating and corporate governance committee and member of audit committee
____________________

Nominees for Election as Class I Directors
Sharon Spurlin was appointed as a member of our board of directors in February 2015. Ms. Spurlin is a finance executive with more than 25 years of experience leading various finance functions. Ms. Spurlin currently is the Senior Vice President and Treasurer of Plains All American Pipeline, L.P. (“PAA”) and is responsible for financial planning activities, customer credit functions, insurance risk management, foreign exchange and interest rate management activities and coordination of banking transactions and lending arrangements. Prior to joining PAA in October 2014, Ms. Spurlin was Senior Vice President and Chief Financial Officer of PetroLogistics LP (“PetroLogistics”) from 2012 to 2014 where she held a lead role in PetroLogistics’ initial public offering as a master limited partnership. In addition, Ms. Spurlin held various positions with other privately-owned PetroLogistics entities from 2009 to 2014. Ms. Spurlin was also elected to the board of AdvanSix Inc. in October 2016 in connection with its spin-off from Honeywell International Inc. We believe that Ms. Spurlin’s industry experience and deep knowledge of our business make her well qualified to serve on our board of directors.
Timothy J. Pawlenty was appointed as a member of the board of directors in June 2012. Since February 2019, he has been a member of the Executive Advisory Council for New Mountain Capital, L.L.C., a private equity firm. From November 2012 to March 2018, Mr. Pawlenty served as President and Chief Executive Officer of Financial Services Roundtable, a leading advocacy organization for America’s financial services industry. Mr. Pawlenty’s previous experience includes serving as Governor of the State of Minnesota for two terms from 2003 to 2011. During his tenure as Governor, Mr. Pawlenty was responsible for overseeing a $60 billion biennial budget and 30,000 employees and worked closely with state agencies including those dealing with natural resource and transportation issues. Mr. Pawlenty previously served as a director of Digital River, Inc., a company that provides global e-commerce solutions. Mr. Pawlenty served as a member of Digital River’s Audit Committee, Compensation Committee and Nominating and Governance Committee. Mr. Pawlenty also previously served as a Director of ConvergeOne Holdings, Inc., a company that provides IT services. Mr. Pawlenty served as a member of ConvergeOne’s Audit Committee and Governance Committee. Mr. Pawlenty has also served as a director of several privately-held companies. Mr. Pawlenty received a degree in Political Science from University of Minnesota. He also received his law degree from the University of Minnesota. We believe Mr. Pawlenty’s knowledge of our business as well as his legal, regulatory and enterprise oversight experience make him well qualified to serve on our board of directors.
This proposal requires the affirmative approval of a plurality of the shares entitled to vote on this proposal and present, either virtually or by proxy, at the Annual Meeting. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

The board of directors recommends a vote FOR each of the Class I director nominees.

Continuing Directors
Andrew Speaker was appointed as a member of the board of directors in September 2011 and was appointed Co-Chairman of the board of directors in June 2014. Mr. Speaker served as our Chief Executive Officer from April 2011 to June 2014. Since June 2014, Mr. Speaker has continued to be employed by us as a Senior Advisor on Special Projects. Prior to joining Smart Sand, Mr. Speaker was the President and Chief Executive Officer of Mercer Insurance Group, Inc. and its subsidiaries from 2000 to 2011. At Mercer, Mr. Speaker held various offices including Chief Financial Officer and Chief Operating Officer. From June 2015 to January 2019, Mr. Speaker has also served as a director of a privately-held company. Mr. Speaker received a Bachelor of Science in Accounting from LaSalle University. We believe that Mr. Speaker’s industry experience and deep knowledge of our business make him well qualified to serve on our board of directors.
José E. Feliciano was appointed Co-Chairman of the board of directors in June 2014 and previously served as the sole Chairman of the board of directors from September 2011 to June 2014. Mr. Feliciano is a Managing Partner and Co-Founder of Clearlake which he co-founded in 2006. Mr. Feliciano is responsible for the day-to-day management of Clearlake and is primarily focused on investments in the industrials, energy and consumer sectors. Mr. Feliciano previously served as a member of the board of directors of ConvergeOne Holdings, Inc., which was a NASDAQ listed company until a merger in early 2019. Mr. Feliciano also currently serves, or has served, on the boards of many private companies, including Amquip Crane Rental, Ashley Stewart, EagleView, Flo Works International, Gravity Oilfield Services, Jacuzzi Brands, Janus International, Lytx, Knight Energy Services, Proven Brands, Sage Automotive, Team Technologies, Unifrax, and Wheel Pros. Mr. Feliciano graduated with High Honors from Princeton University, where he received a Bachelor of Science in Mechanical & Aerospace Engineering. He received his Masters of Business Administration from the Graduate School of Business at Stanford University. We believe Mr. Feliciano’s experience as a current and former director of various companies and his financial expertise makes him well qualified to serve on our board of directors.
Charles E. Young was named Chief Executive Officer in July 2014. Mr. Young has also served as a member of the board of directors since September 2011. Mr. Young founded Smart Sand, LLC (our predecessor) and served as its President from November 2009 to August 2011. Mr. Young served as our President and Secretary from September 2011 to July 2014. Mr. Young has over 25 years of executive and entrepreneurial experience in the high-technology, telecommunications and renewable energy industries. He previously served as the President and Founder of Premier Building Systems, a construction, solar, geothermal and energy audit company in Pennsylvania and New Jersey from 2006 to 2011. Mr. Young serves as a director for Gravity Oilfield Services, Inc., a privately-held company. Mr. Young received a Bachelor of Arts in Political Science from Miami University. Mr. Young is the brother of William John Young, our Chief Operating Officer, and James D. Young, our Executive Vice President, General Counsel and Secretary. We believe that Mr. Young’s industry experience and deep knowledge of our business make him well suited to serve as our Chief Executive Officer and on our board of directors.
Colin M. Leonard was appointed as a member of the board of directors in September 2011. Mr. Leonard is a Partner of Clearlake. Prior to joining Clearlake in 2007, Mr. Leonard was an investment professional at HBK Investments L.P. where he focused on investments in the industrials and transportation/logistics sectors. Mr. Leonard currently serves, or has served, on the boards of several private companies, including Gravity Oilfield Services, Jacuzzi Brands, Janus International, Knight Oil Tools, Unifrax, Wheel Pros and Sage Automotive. Mr. Leonard graduated cum laude with a Bachelor of Science in Economics and a minor in Mathematics from the University of Pennsylvania’s Wharton School of Business. We believe Mr. Leonard’s experience as a current and former director of various companies and his financial expertise makes him well qualified to serve on our board of directors.
Non-Director Executive Officers
The following sets forth information regarding our non-director executive officers as of April 6, 2020:

Name	Age	Position
Lee E. Beckelman	54	Chief Financial Officer
William John Young	46	Chief Operating Officer
Robert Kiszka	52	Executive Vice President of Operations
Ronald P. Whelan	43	Executive Vice President of Sales
James D. Young	40	Executive Vice President, General Counsel and Secretary
Susan Neumann	41	Vice President of Accounting and Controller

Lee E. Beckelman was named Chief Financial Officer in August 2014. From December 2009 to February 2014, Mr. Beckelman served as Executive Vice President and Chief Financial Officer of Hilcorp Energy Company, an exploration and production company. From February 2008 to October 2009, he served as the Executive Vice President and Chief Financial Officer of Price Gregory Services, Incorporated, a crude oil and natural gas pipeline construction firm until its sale to Quanta Services. Prior thereto, Mr. Beckelman served in various roles from 2002 to 2007 at Hanover Compressor Company, an international oilfield service company, until its merger with

Universal Compression to form Exterran Holdings. Mr. Beckelman received his BBA in Finance with High Honors from the University of Texas at Austin.
William John Young was named Chief Operating Officer in April 2018. Prior to that time, he served as Executive Vice President of Sales and Logistics from October 2016 to April 2018. Mr. Young served as Vice President of Sales and Logistics from May 2014 to September 2016, and as Director of Sales from November 2011 to April 2014. Prior to joining us, Mr. Young was a Director of Sales for Comcast Corporation from 2002 to 2011. Mr. Young brings over 25 years of experience in the mining, commercial telecommunications and broadband industries. Mr. Young received a Bachelor of Science in Biology from Dalhousie University. Mr. Young is the brother of Charles E. Young, our Chief Executive Officer and member of our board of directors, and James D. Young, our Executive Vice President, General Counsel and Secretary.
Robert Kiszka was named Executive Vice President of Operations in May 2014. Previously, Mr. Kiszka served as the Vice President of Operations from September 2011 to May 2014. Mr. Kiszka has over 25 years of construction, real estate, renewable energy and mining experience. Mr. Kiszka has been the owner of A-1 Bracket Group Inc. since 2005 and was a member of Premier Building Systems LLC from 2010 to 2011. Mr. Kiszka attended Pedagogical University in Krakow, Poland and Rutgers University.
Ronald P. Whelan was named Executive Vice President of Sales in June 2018. Prior to that time, he served as Executive Vice President of Business Development from April 2017 to June 2018, Vice President of Business Development from September 2016 to March 2017 and as Director of Business Development from April 2014 to August 2016. Prior to being named Director of Business Development, Mr. Whelan was the Operations Manager responsible for the design, development and production of the Oakdale facility from November 2011 to April 2014. Before joining Smart Sand, Mr. Whelan ran his own software design company from 2004 to 2011 and was a member of Premier Building Systems LLC from 2008 to 2009. Mr. Whelan has over 18 years of entrepreneurial experience in mining, technology and renewable energy industries. Mr. Whelan received a B.A. in Marketing from Bloomsburg University and M.S. in Instructional Technology from Bloomsburg University.
James D. Young was named Executive Vice President, General Counsel and Secretary in June 2017.  Prior to joining us, Mr. Young was a partner of the law firm Fox Rothschild LLP, where he worked for thirteen years and served as our outside general counsel.  Mr. Young received a J.D. from Rutgers University School of Law and a B.A. in History and Political Science from the University of Toronto.  Mr. Young is the brother of Charles E. Young, our Chief Executive Officer and member of our board of directors, and William John Young, our Chief Operating Officer.
Susan Neumann was named Vice President of Accounting and Controller in October 2016. Previously, Ms. Neumann was named Controller and Secretary in April 2013 and July 2014, respectively. Prior to joining us in April 2013, Ms. Neumann was an assurance senior manager at BDO USA, LLP (“BDO”). At BDO, she served in various roles in the assurance group from September 2000 to March 2013. Ms. Neumann received an MBA with a Global Perspective from Arcadia University and a B.A. in Accounting from Beaver College (currently Arcadia University).

CORPORATE GOVERNANCE
Director Independence
As required under the NASDAQ Marketplace Rules, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our board considered certain relationships between our directors and us when determining each director’s status as an “independent director” under Rule 5605(a)(2) of the NASDAQ Marketplace Rules. Based upon such definition and SEC regulations, we have determined that Timothy J. Pawlenty, Sharon Spurlin, José E. Feliciano and Colin M. Leonard are “independent” under NASDAQ standards.
There are no family relationships between any of the executive officers and directors, except that Charles E. Young, our Chief Executive Officer, is the brother of William John Young, our Chief Operating Officer, and James D. Young, our Executive Vice President, General Counsel and Secretary.
Board Leadership Structure and Role in Risk Oversight
Our Chief Executive Officer does not serve as the Chairman of our board of directors. Our board of directors believes that at least one outside director should serve in the role of Co-Chairman to help ensure that the non-employee directors take an active leadership role on our board of directors, which we believe is beneficial to us.
Our corporate governance guidelines provide that the board of directors is responsible for reviewing the process for assessing the major risks facing us and the options for their mitigation. This responsibility is largely satisfied by our audit committee, which is responsible for reviewing and discussing with management and our independent registered public accounting firm our major risk exposures and the policies management has implemented to monitor such exposures, including our financial risk exposures and risk management policies.

Committees of the Board of Directors
Audit Committee
Our audit committee is comprised of Sharon Spurlin (Chair), Timothy J. Pawlenty and Colin Leonard, all of whom meet the independence standards for purposes of serving on an audit committee established by NASDAQ and under the Exchange Act. Our audit committee assists the board of directors in its oversight of the integrity of our financial statements and our compliance with legal and regulatory requirements and corporate policies and controls. Our audit committee has the sole authority to retain and terminate our independent registered public accounting firm, approve all auditing services and related fees and the terms thereof, and pre-approve any non-audit services to be rendered by our independent registered public accounting firm. Our audit committee also is responsible for confirming the independence and objectivity of our independent registered public accounting firm. Our independent registered public accounting firm has unrestricted access to our audit committee. Our board of directors has affirmatively determined that Sharon Spurlin qualifies as our "audit committee financial expert," as such term is defined in Item 407 of Regulation S-K.
Our audit committee operates under a written charter that is reviewed annually. The charter is available on our website at www.smartsand.com. The audit committee held seven meetings during the year ended December 31, 2019.
Compensation Committee
Our compensation committee is comprised of José E. Feliciano (Chair), Timothy J. Pawlenty and Sharon Spurlin, all of whom meet the independence standards established by NASDAQ and under the Exchange Act. The compensation committee’s duties include overseeing our overall compensation philosophy, policies and programs, and assessing whether our compensation philosophy establishes appropriate incentives for management and employees. This includes reviewing and analyzing the design and function of our various compensation components. This committee establishes salaries, incentives and other forms of compensation for officers and directors. As part of this, the committee reviews and approves corporate goals and objectives relevant to such compensation, and evaluates the performance of each individual based on its evaluation of such individual’s performance in light of such goals and objectives. The compensation committee also administers our equity incentive plan and employee stock purchase plan. In fulfilling its responsibilities, the compensation committee has the authority to delegate any or all of its responsibilities to a subcommittee of the compensation committee.
Since January 2017, the compensation committee has used Pearl Meyer & Partners LLC (“Pearl Meyer”), a compensation consulting company, to assist with certain compensation-related matters. Pearl Meyer reviewed our compensation program for our board of directors and executive officers and advised us with respect to such programs for 2019. Pearl Meyer also reviewed our equity compensation program and provided guidance regarding equity compensation trends and practices.
The compensation committee assessed the independence of Pearl Meyer after considering the following factors, as well as other factors that it deemed relevant: (i) other services provided to the Company by Pearl Meyer; (ii) the amount of fees paid by the Company to Pearl Meyer; (iii) the policies or procedures maintained by Pearl Meyer that are designed to prevent conflicts of interest; (iv) any business or personal relationships between the individual employees of Pearl Meyer involved in the engagement and a member of the compensation committee; (v) any common stock of the Company owned by Pearl Meyer employees involved in the engagement; and (vi) any business or personal relationships between our executive officers and Pearl Meyer or the employees of Pearl Meyer involved in the engagement. After such assessment, the compensation committee determined that Pearl Meyer is independent and Pearl Meyer's engagement does not raise any conflicts of interest.
Our compensation committee operates under a written charter that is reviewed annually. The charter is available on our website at www.smartsand.com. The compensation committee held one meeting during the year ended December 31, 2019.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is comprised of Colin M. Leonard (Chair) and Timothy J. Pawlenty, each of whom meet the independence standards established by NASDAQ and under the Exchange Act. The nominating and corporate governance committee is responsible for making recommendations to the board of directors regarding candidates for directorships and the size and composition of the board. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the board concerning corporate governance matters.
Our nominating and corporate governance committee operates under a written charter that is reviewed annually. The charter is available on our website at www.smartsand.com. The nominating and corporate governance committee held one meeting during the year ended December 31, 2019.
Considerations in Evaluating Director Nominees
Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our nominating and corporate governance committee may consider, among other things, the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors.

Some of the qualifications that our nominating and corporate governance committee may consider include, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, leadership skills, potential conflicts of interest, and other commitments. Director candidates must have sufficient time available in the judgment of our nominating and corporate governance committee to perform all board of director and committee responsibilities. Notwithstanding the foregoing, we are legally required pursuant to a stockholders agreement discussed under “Certain Relationships and Transactions with Related Persons” to provide Clearlake and Keystone Cranberry with the ability to nominate directors, the selection and nomination of which is not subject to the nominating and corporate governance committee’s review and recommendation process.
Although our board of directors does not maintain a specific policy with respect to board diversity, we believe that our board of directors should be a diverse body, and our nominating and corporate governance committee considers a broad range of backgrounds and experiences in reviewing candidates for nomination to the board of directors. In making determinations regarding nominations of directors, our nominating and corporate governance committee may take into account the benefits of diverse viewpoints. Our nominating and corporate governance committee also considers these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection.
Stockholder Recommendations for Nominations to the Board of Directors
Our nominating and corporate governance committee will consider director candidates recommended by stockholders so long as such recommendations comply with our second amended and restated certificate of incorporation, our second amended and restated bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our second amended and restated bylaws, our policies and procedures for director candidates, and the regular director nominee criteria described above. This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our Secretary in writing. Such recommendations must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our common stock and a signed letter from the candidate confirming willingness to serve on our board of directors. Subject to the stockholders' agreement discussed under “Certain Relationships and Transactions with Related Persons,” our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee is or has been an officer or employee of the Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our board of directors or compensation committee.
Director Attendance
During 2019, the board of directors held five meetings. Each of our incumbent directors attended at least 75% of all meetings of the board of directors and any committees on which such director was a member.
Pursuant to our director attendance policy, directors are required to attend the annual meetings of stockholders, absent exigent circumstances that make them unable to attend. All of our directors, other than Mr. Leonard, attended our annual meeting of stockholders in 2019.
Code of Conduct
We have adopted a Code of Conduct that applies to all directors, officers and employees of the Company including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. Our Code of Conduct is designed to deter wrongdoing and promote: (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications; (iii) compliance with applicable governmental laws, rules and regulations; (iv) the prompt internal reporting of violations of the Code of Conduct to an appropriate person or persons identified in the Code of Conduct; (v) accountability for adherence to the Code of Conduct; (vi) consistent enforcement of the Code of Conduct, including clear and objective standards for compliance; and (vii) protection for persons reporting any such questionable behavior. Our Code of Conduct is available on our website at www.smartsand.com, and may be obtained without charge upon written request directed to Attn: Human Resources, Smart Sand, Inc., 1725 Hughes Landing Boulevard, Suite 800, The Woodlands, Texas 77380.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS
Registration Rights Agreement
In connection with the closing of our initial public offering, we entered into a registration rights agreement with Clearlake, Keystone Cranberry (the entity through which our Chief Executive Officer beneficially owns substantially all of his shares of our common stock), Andrew Speaker, Speaker Children 2012 Irrevocable Trusts, Frank Porcelli, BAMK Associates, LLC (the entity through which our Executive Vice President of Operations beneficially owns substantially all of his shares of our common stock), and Blaine Trust U/A/D January 26, 2001 (collectively, the “Registration Rights Holders”). Pursuant to the registration rights agreement, we may be required to register under the Securities Act of 1933, as amended (the “Securities Act”) the shares of common stock owned by the Registration Rights Holders (the “Registrable Securities”) upon their request in certain circumstances.
Demand Registration Rights. Clearlake and Keystone Cranberry (collectively, the “Principal Stockholders” and each a “Principal Stockholder”), who beneficially own 26.2% and 14.0% of our outstanding common stock, respectively, each have the right to require us to register their Registrable Securities. We are obligated to effect two demand registrations on a long-form registration statement in any twelve-month period and an unlimited number of demand registrations on a short-form registration statement, including “shelf registrations”; provided that we are not be obligated to file more than one registration statement in response to a demand registration within 90 days after the effective date of any registration statement filed by us in response to a demand registration. Upon written request of any of our Principal Stockholders, we will retain underwriters and facilitate an underwritten offering to dispose of Registrable Securities having a market price of at least $20.0 million held individually by a Principal Stockholder, or collectively by the Principal Stockholders.
Piggy-back Registration Rights. If, at any time, we propose to register an offering of our securities (subject to certain exceptions) for our own account or for the account of any stockholder other than the Registration Rights Holders, then we must give notice to the Registration Rights Holders holding at least $0.1 million in shares of our common stock to allow them to include a specified number of Registrable Securities in that registration statement.
Conditions and Limitations; Expenses. The registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of Registrable Securities to be included in a registration and our right to delay or withdraw a registration statement under certain circumstances. We will generally pay all registration expenses in connection with our obligations under the registration rights agreement, regardless of whether a registration statement is filed or becomes effective. The obligations to register Registrable Securities under the registration rights agreement will terminate when no Registrable Securities remain outstanding. Registrable Securities will cease to be covered by the registration rights agreement when they have (i) been sold pursuant to an effective registration statement under the Securities Act, (ii) been sold in a transaction exempt from registration under the Securities Act (including transactions pursuant to Rule 144), (iii) are held by the Company or one of its subsidiaries; (iv) been sold in a private transaction in which the transferor’s rights under the registration rights agreement are not assigned to the transferee of such securities; or (v) been sold in a private transaction in which the transferor’s rights under the registration rights agreement are assigned to the transferee and such transferee is not an affiliate of the Company, two years following the transfer to such transferee.
Stockholders’ Agreement
In connection with our initial public offering, we entered into a stockholders’ agreement with the Principal Stockholders that provides each Principal Stockholder certain rights to designate nominees for election to our board of directors. The stockholders agreement provides that, for so long as a Principal Stockholder beneficially owns at least 30% of our common stock then outstanding, it shall be entitled to designate three directors; for so long as a Principal Stockholder beneficially owns at least 20% of our common stock then outstanding, it shall be entitled to designate two directors; and for so long as a Principal Stockholder beneficially owns at least 10% of our common stock then outstanding, it shall be entitled to designate one director.
A Principal Stockholder shall be entitled to designate the replacement for any of their board designees whose board service terminates prior to the end of the director’s term regardless of their beneficial ownership at such time. Each Principal Stockholder shall also have the right, but not the obligation, to designate at least one of their nominees as a member to each of the committees of our board of directors for so long as they are allowed to designate at least one director, subject to compliance with applicable law and stock exchange rules.
For so long as a Principal Stockholder holds at least 20% of our outstanding common stock, we, and our subsidiaries, shall not effect any transaction or series of related transactions involving a change of control of the Company (or enter into an agreement to take such action) without the approval of such Principal Stockholder.
Additionally, for so long as any Principal Stockholder has one of its designees serving on our board of directors, we, and our subsidiaries, shall not take the following actions (or enter into an agreement to take such actions) without the approval of such Principal Stockholder:
•any increase or decrease in the size or composition of the board of directors, any committees of the board of directors, or any board or board committee of any subsidiary of the Company; or

•any action that otherwise could reasonably be expected to adversely affect such Principal Stockholder’s board of directors and committee designation rights.
The rights and obligations of each Principal Stockholder under the stockholders agreement are several and not joint, and no Principal Stockholder is responsible in any way for the performance of the rights and obligations of any other Principal Stockholder under the stockholders agreement.
Indemnification Agreements
Our second amended and restated bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by law. In addition, we have entered into separate indemnification agreements with our directors and executive officers. Each indemnification agreement provides, among other things, for indemnification to the fullest extent permitted by law and our second amended and restated bylaws against any and all expenses, judgments, fines, penalties and amounts paid in settlement of any claim. The indemnification agreements provide for the advancement or payment of all expenses to the indemnitee and for the reimbursement to us if it is found that such indemnitee is not entitled to such indemnification under applicable law and our second amended and restated bylaws.
Employment of Certain Family Members
We currently employ: (i) William John Young as our Chief Operating Officer; (ii) James D. Young as our Executive Vice President, General Counsel and Secretary; and (iii) Thomas Young as our General Manager of Health, Safety and Environmental Quality. William John Young, James D. Young and Thomas Young are brothers of Charles E. Young, a member of our board of directors and our Chief Executive Officer. In connection with their employment during 2019, we paid to William John Young, James D. Young and Thomas Young total compensation (including 401(k) matches and, in the case of William John Young, an automobile allowance) of approximately $1,192,451, $950,760 and $318,947, respectively, including equity compensation having a grant date fair value of approximately $619,639, $413,095, and $53,680, respectively.
Procedures for Review, Approval and Ratification of Related Person Transactions
Our board of directors has adopted a written policy on transactions with related persons that provides that the board of directors or its authorized committee will review on at least a quarterly basis all transactions with related persons that are required to be disclosed under SEC rules and, when appropriate, initially authorize or ratify all such transactions. In the event that the board of directors or its authorized committee considers ratification of a transaction with a related person and determines not to so ratify, the written policy on transactions with related persons provides that our management will make all reasonable efforts to cancel or annul the transaction.
The written policy on transactions with related persons provides that, in determining whether or not to recommend the initial approval or ratification of a transaction with a related person, the board of directors or its authorized committee should consider all of the relevant facts and circumstances available, including (if applicable) but not limited to whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction and whether entering into the transaction would be consistent with the written policy on transactions with related persons.
The written policy on transactions with related persons described above was adopted in connection with the completion of our initial public offering and, therefore, the transactions described above were not reviewed under such policy.

EXECUTIVE COMPENSATION
This executive compensation disclosure provides an overview of the executive compensation program for the named executive officers identified below. For the year ended December 31, 2019, our named executive officers (“NEOs”), were:
•Charles E. Young, Chief Executive Officer;
•Lee E. Beckelman, Chief Financial Officer; and
•William John Young, Chief Operating Officer.
Summary Compensation Table
The following table sets forth certain information with respect to the compensation paid to our NEOs for the years ended December 31, 2019 and 2018.

Name and principal position	Year	Salary ($)	Bonus ($)(1)		Stock Awards ($)(2)	All other Compensation ($)		Total ($)
Charles E. Young	2019	$524,997	$508,383	(3)	$1,084,371	$72,282	(4)	$2,190,033
Chief Executive Officer	2018	$512,308	$140,884	(5)	$959,016	$55,974	(6)	$1,668,182

Lee E. Beckelman	2019	$400,000	$386,774	(7)	$619,639	$25,871	(8)	$1,432,284
Chief Financial Officer	2018	$388,269	$106,804	(9)	$575,402	$19,802	(8)	$1,090,277

William John Young	2019	$330,000	$349,292	(10)	$619,639	$25,519	(11)	$1,324,450
Chief Operating Officer	2018	$310,154	$85,293	(12)	$575,402	$19,258	(13)	$990,107
(1)Amounts shown represent awards paid under our annual bonus plan for 2019 as determined by the compensation committee.
(2)Represents the grant date fair value of restricted stock awards granted in 2019 computed in accordance with FASB ASC 718.
(3)Amount includes $140,885 awarded by the compensation committee in 2018 and paid in 2019, which amounts were subject to forfeiture in management's discretion.
(4)Amount shown represents costs associated with providing Mr. Young use of a Company-owned automobile ($6,788), country club membership dues ($31,509), and employer contributions made under our 401(k) Plan ($33,985).
(5)Amount shown does not include $140,885 awarded by the compensation committee in 2018 and paid in 2019, which amounts were subject to forfeiture in management's discretion.
(6)Amount shown represents costs associated with providing Mr. Young use of a Company-owned automobile ($6,817), country club membership dues ($28,282), employer contributions made under our 401(k) Plan ($20,375) and an employee referral award ($500).
(7)Amount includes $106,744 awarded by the compensation committee in 2018 and paid in 2019, which amounts were subject to forfeiture in management's discretion.
(8)Amounts shown represents Mr. Beckelman’s employer contributions made under our 401(k) Plan.
(9)Amount shown does not include $106,744 awarded by the compensation committee in 2018 and paid in 2019, which amounts are subject to forfeiture in management's discretion.
(10)Amount includes $85,292 awarded by the compensation committee in 2018 and paid in 2019, which amounts were subject to forfeiture in management's discretion.
(11)Amounts shown represents costs associated with providing Mr. Young use of a Company-owned automobile ($3,627) and employer contributions made under our 401(k) Plan ($21,892).
(12)Amount shown does not include $85,292 awarded by the compensation committee in 2018 and paid in 2019, which amounts were subject to forfeiture in management's discretion.
(13)Amounts shown represents costs associated with providing Mr. Young use of a Company-owned automobile ($3,439) and employer contributions made under our 401(k) Plan ($15,819).
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Narrative Disclosure to Summary Compensation Table
We provide compensation to our executives, including our NEOs, in the form of base salaries, annual cash incentive awards, long-term incentive compensation and participation in various employee benefit plans and arrangements, including participation in a qualified 401(k) retirement plan and health and welfare benefits on the same basis as offered to other full-time employees.
Base Salaries
We pay our NEOs a base salary to compensate them for the satisfactory performance of services rendered to the Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience and responsibilities and has historically been set at levels deemed necessary to attract and retain individuals with superior talent.
Our NEOs’ base salaries for 2019 were $524,997 for Charles Young, $400,000 for Lee Beckelman, and $330,000 for William John Young. Our NEOs’ base salaries for 2018 were $512,308 for Charles Young, $388,269 for Lee Beckelman, and $310,154 for William John Young.
Performance Bonuses
We offer our NEOs the opportunity to earn annual cash incentive awards to compensate them for attaining short-term Company or individual performance goals. Each NEO has an annual target bonus that is expressed as a percentage of his annual base salary. The target bonus percentages for our NEOs for 2019 and 2018 were 50% (and up to a maximum of 100%) of base salary.
Our annual cash incentive awards are intended to be performance-based and are based upon a combination of the achievement of certain objective metrics along with a discretionary assessment by the compensation committee. For 2018, the performance-based criteria included cash production costs, Adjusted EBITDA and sales volumes. The Company did not achieve the performance-based criteria set for the 2018 bonuses, but the compensation committee reviewed the overall performance of the Company near the end of the year based upon other objective measures. Based on this review and assessment, the compensation committee determined that Messrs. Young, Beckelman and

Young were entitled to receive a cash bonus equal to 55% of their 2018 base salary, subject to certain downward adjustments. In 2019, the performance criteria consisted of Adjusted EBITDA. Based on this review and assessment, the compensation committee determined that Charles Young and Lee Beckelman were entitled to receive a cash bonus equal to 70% of their 2019 salary, and John Young was entitled to receive a cash bonus equal to 80% of his 2019 base salary. Going forward, the compensation committee expects to continue to determine annual cash incentive awards based upon a combination of predetermined financial performance targets and a subjective assessment of individual and Company performance.
For a reconciliation of Adjusted EBITDA to net income, the financial measure calculated in accordance with accounting principles generally accepted in the United States that most directly compares to Adjusted EBITDA, please see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Performance Measures—EBITDA and Adjusted EBITDA” in our Annual Report on Form 10-K for the year ended December 31, 2019.

Equity Compensation
In connection with our initial public offering, we adopted a 2016 Omnibus Incentive Plan, or the 2016 Plan, to facilitate the grant of cash and equity incentives to our directors, employees (including our NEOs) and consultants and to enable us to obtain and retain the services of these individuals, which we believe is essential to our long-term success. Following the effective date of our 2016 Plan, we no longer make grants under our 2012 Plan. As of the date of this proxy statement, all outstanding awards under the 2012 Plan have vested.
In December 2019, we granted 416,665, 238,094 and 238,094 shares of restricted stock under the 2016 Plan to Messrs. Young, Beckelman and Young, respectively, as the long-term incentive component of their compensation. These restricted stock awards consist of: (i) 50% service-based vesting in equal annual installments over four years, subject to continued employment through each applicable vesting date and possible accelerated vesting upon a change in control of us; and (ii) 50% performance-based vesting upon the achievement of certain performance conditions. One-half of the performance-based shares vest on January 1, 2022 based upon our total stockholder return over the three-year period commencing on January 1, 2019, relative to the total stockholder return of the companies in our peer group. The other half of the performance-based shares vest on January 1, 2022 based upon the achievement of certain pre-established goals related to our average return on average invested capital over the three-year period commencing on January 1, 2019. The number of performance-based shares are subject to adjustment to between 0% and 150% based upon our performance during such three-year performance period.
In April 2018, we granted 136,612, 81,966 and 81,966 shares of restricted stock under the 2016 Plan to Messrs. Young, Beckelman and Young, respectively, as the long-term incentive component of their compensation. These restricted stock awards consist of: (i) 50% service-based vesting in equal annual installments over four years, subject to continued employment through each applicable vesting date and possible accelerated vesting upon a change in control of us; and (ii) 50% performance-based vesting upon the achievement of certain performance conditions. One-half of the performance-based shares vest on January 1, 2021 based upon our total stockholder return over the three-year period commencing on January 1, 2018, relative to the total stockholder return of the companies in our peer group. The other half of the performance-based shares vest on January 1, 2021 based upon the achievement of certain pre-established goals related to our average return on average invested capital over the three-year period commencing on January 1, 2018. The number of performance-based shares are subject to adjustment to between 0% and 150% based upon our performance during such three-year performance period.
Retirement, Health, Welfare and Additional Benefits
Our NEOs are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, long-term care benefits, and short- and long-term disability and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans. We sponsor a 401(k) defined contribution plan in which our NEOs may participate, subject to limits imposed by the U.S. Internal Revenue Code of 1986, as amended, to the same extent as our other full-time employees. Currently, we match 100% of contributions made by participants in the 401(k) plan, up to 3% of eligible compensation, and 50% of contributions made between 3% and 5% of eligible compensation. Matching contributions are fully vested when made. Our NEOs are also entitled to certain perquisites, including country club membership dues and use of Company-owned automobiles, as applicable, as set forth in the Summary Compensation Table above.
Outstanding Equity Awards at December 31, 2019
The following table sets forth the outstanding equity awards held by our NEOs as of December 31, 2019.

Name	Number of shares that have not vested (#)		Market value of shares that have not vested ($)(4)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(4)
Charles E. Young	279,862	(1)	$705,252	276,638	(5)	$758,840
Lee E. Beckelman	164,582	(2)	$414,747	160,030	(6)	$428,198
William John Young	162,505	(3)	$409,515	160,030	(7)	$421,883

(1)Consists of: (i) 20,300 restricted shares that vest in equal annual installments on each of March 30, 2020 and 2021; (ii) 51,229 restricted shares that vest in equal annual installments on each of April 30, 2020, 2021 and 2022; and (iii) 208,333 restricted shares that vest in equal annual installments on each of December 18, 2020, 2021, 2022 and 2023. The foregoing is subject to Mr. Young’s continued employment on each applicable vesting date..
(2)Consists of: (i) 6,600 restricted shares that vest on March 15, 2020; (ii) 8,198 restricted shares that vest in equal annual installments on each of March 30, 2020 and 2021; (iii) 30,737 restricted shares that vest in equal annual installments on each of April 30, 2020, 2021 and 2022; and (iv) 119,047 restricted shares that vest in equal annual installments on each of December 18, 2020, 2021, 2022 and 2023. All of the foregoing are subject to Mr. Beckelman’s continued employment on each applicable vesting date.
(3)Consists of: (i) 6,600 restricted shares that vest on March 15, 2020; (ii) 6,121 restricted shares that vest in equal annual installments on each of March 30, 2020 and 2021; (iii) 30,737 restricted shares that vest in equal annual installments on each of April 30, 2020, 2021 and 2022; and (iv) 119,047 restricted shares that vest in equal annual installments on each of December 18, 2020, 2021, 2022 and 2023. All of the foregoing are subject to Mr. Young’s continued employment on each applicable vesting date.
(4)Amount shown is based on the closing price of our common stock on December 31, 2019 of $2.52 per share.
(5)Consists of (i) 68,306 restricted shares that vest based on the achievement of certain company performance conditions through December 31, 2020; and (ii) 208,332 restricted shares that vest based on the achievement of certain company performance conditions through December 31, 2021. The foregoing is subject to Mr. Young’s continued employment on the applicable vesting date.
(6)Consists of: (i) 40,983 restricted shares that vest based on the achievement of certain company performance conditions through December 31, 2020; and (ii) 119,047 restricted shares that vest based on the achievement of certain company performance conditions through December 31, 2021. All of the foregoing are subject to Mr. Beckelman’s continued employment on each applicable vesting date.
(7)Consists of: (i) 40,983 restricted shares that vest based on the achievement of certain company performance conditions through December 31, 2020; and (ii) 119,047 restricted shares that vest based on the achievement of certain company performance conditions through December 31, 2021. All of the foregoing are subject to Mr. Young’s continued employment on each applicable vesting date.
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Benefits Upon a Change in Control
Each of our NEOs is party to restricted stock agreements in connection with the issuance to such NEOs of restricted stock under the 2016 Plan. The restricted stock agreements provide that in the event of a change in control: (i) for all restricted stock that vests based upon the achievement of certain performance targets, all such performance targets shall be deemed to have been achieved at the target level immediately prior to such change in control; and (ii) for all restricted stock that vests based upon continued employment over a period of time, if the restrictions on such restricted stock have not been terminated prior to such change in control, then such restrictions shall immediately terminate if the NEO is terminated other than for “Cause” or terminates his employment for “Good Reason”, within 18 months after the change in control. For purposes of the restricted stock agreements, “Cause” has the meaning set forth in the 2016 Plan and “Good Reason” means a reduction of 10% or more of the NEOs then current base salary and target bonus.
Director Compensation
The table below sets forth the compensation paid to our non-employee directors for their service on our board of directors during 2019.

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Total ($)
José E. Feliciano (2)	$112,500	$90,002	$202,502
Colin M. Leonard (2)	$72,500	$90,002	$162,502
Timothy J. Pawlenty	$60,000	$90,002	$150,002
Tracy Robinson (3)	$30,000	—	$30,000
Sharon Spurlin	$72,500	$90,002	$162,502
Andrew Speaker (4)	$—	$90,002	$90,002
(1)Directors were each granted 35,715 restricted shares that vest on December 18, 2020.
(2)These directors are employed by Clearlake and, pursuant to arrangements with Clearlake, amounts shown are either paid to Clearlake at the direction of the directors or, in the case of stock awards, subsequently transferred to Clearlake after vesting.
(3)Ms. Robinson resigned from the board of directors in June 2019.
(4)Mr. Speaker is also an employee of the Company and holds the position of Senior Advisor on Special Projects. We paid Mr. Speaker cash compensation of $100,000 and a 401(k) contribution of $4,000 in 2019 in connection with his employment.
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In November 2016, we adopted a director compensation policy pursuant to which directors who are not officers, employees or paid consultants or advisors of us, may receive a combination of cash and equity-based awards under our 2016 Plan as compensation for their services on our board of directors. Such directors will also receive reimbursement for out-of-pocket expenses associated with attending board or committee meetings and director and officer liability insurance coverage. Other than with respect to Andrew Speaker’s stock awards, any of our officers, employees, paid consultants or advisors who also serve as directors do not receive additional compensation for their service as directors. All directors will be indemnified by us for actions associated with being a director to the fullest extent permitted under Delaware law.

PROPOSAL NO. 2: RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020
The audit committee has appointed Grant Thornton LLP (“Grant Thornton”) to audit and report on the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2020. Grant Thornton served as our independent registered public accounting firm for the fiscal year ended December 31, 2019.
The board of directors is submitting the selection of Grant Thornton for ratification at the Annual Meeting. The submission of this matter for ratification by stockholders is not legally required, but our board of directors and the audit committee believe the submission provides an opportunity for stockholders through their vote to communicate with the board and the audit committee about an important aspect of corporate governance. If the stockholders do not ratify the selection of Grant Thornton, the audit committee will reconsider, but will not be required to rescind, the selection of that firm as our independent registered public accounting firm. Representatives of Grant Thornton will attend the Annual Meeting and may make a statement if they wish. They will be available to answer appropriate questions at the Annual Meeting.
The audit committee has the authority and responsibility to retain, evaluate and replace our independent registered public accounting firm. The stockholders’ ratification of the appointment of Grant Thornton does not limit the authority of the audit committee to change our independent registered public accounting firm, as it deems necessary or appropriate, at any time.
Audit and Related Fees
The following table presents fees paid to Grant Thornton for professional audit services performed for the audit of our annual financial statements for the years ended December 31, 2019 and 2018 and fees billed and unbilled for other services rendered by it during those periods.

	Year Ended December 31,
	2019	2018
Audit fees	$516,246	$512,441
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
	$516,246	$512,441
 Audit Fees
Audit fees consist of fees, billed and unbilled, for professional services rendered for the audit of our consolidated financial statements and interim reviews and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements.
Audit-Related Fees
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”
Tax Fees
Tax fees consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, tax audit defense, customs and duties, and mergers and acquisitions.
All Other Fees
All other fees consist of fees billed for products and services provided not described above.
Audit Committee Pre-Approval Policies and Procedures
Our board of directors adopted a written policy for the pre-approval of all audit and permissible non-audit services which Grant Thornton provides. The policy balances the need for Grant Thornton to be independent while recognizing that in certain situations Grant Thornton may possess both the technical expertise and knowledge of our business to best advise us on issues and matters in addition to accounting and auditing. In general, our independent registered public accounting firm cannot be engaged to provide any audit or non-audit services unless the engagement is pre-approved by the audit committee. All of the fees identified in the table above were approved in accordance with SEC requirements and pursuant to the policies and procedures described above.

The affirmative vote by a majority of the shares entitled to vote on this proposal and present, either virtually or by proxy, at the Annual Meeting is required to approve this proposal. As a result, abstentions will have the same effect as votes against this proposal. We do not expect any broker non-votes in connection with this proposal.

The board of directors recommends a vote FOR the proposal to ratify the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

PROPOSAL NO. 3: APPROVAL OF THE SMART SAND, INC. AMENDED AND RESTATED 2016 OMNIBUS INCENTIVE PLAN
Background and Proposed Amendments

On April 3, 2020, our board of directors, upon recommendation of our compensation committee, adopted the Smart Sand, Inc. Amended and Restated 2016 Omnibus Incentive Plan (the "amended plan"), subject to approval by our stockholders. The amended plan increases the number of shares of common stock authorized for issuance by an additional 2,088,057 shares. Our continuing ability to offer equity incentive awards under the amended plan is critical to our ability to attract, motivate and retain qualified personnel, particularly as we grow and in light of the highly competitive markets for employee talent in which we operate.

In addition, the amended plan reflects certain changes in light of the Tax Cuts and Jobs Act, which was signed into law on December 22, 2017 (the "Tax Reform Act") and its impact on Section 162(m) of the United States Internal Revenue Code of 1986, as amended (which we refer to as Section 162(m)). These changes essentially eliminate language in the 2016 Plan that was included to allow us to qualify certain compensation as “performance-based compensation” under Section 162(m). We have however, retained, the performance measures as part of good corporate governance.

The amended plan includes a new section providing that awards issued under the amended plan will not vest earlier than one year from the date of grant, in the case of time-vested awards, and in the case of awards which vest upon the achievement of performance goals, the performance period applicable to such awards must be at least one year from the date of grant. Although this has been our practice with respect to awards issued under the 2016 Plan, we have determined to include these express minimum vesting period provisions as part of good corporate governance.

The amended plan includes a new provision which explicitly prohibits the payment of dividends with respect to any unvested awards. Again, although this has been our practice with respect to awards issued under the 2016 Plan, we have determined to include this express prohibition on payment of dividends as part of good corporate governance.

Finally, the amended plan increases the limit on incentive stock options commensurate with the overall share increase.

If our stockholders approve the amended plan, the amended plan will become effective as of the date of stockholder approval. If our stockholders do not approve the amended plan, the 2016 Plan, as currently in effect, will remain in effect until it terminates in accordance with its terms.

Reasons Why You Should Vote In Favor Of The Amended Plan

Our board of directors recommends a vote “FOR” approval of the amended plan because our board believes the proposed amended plan is in the best interests of our Company and stockholders for the following reasons:

•Attracts and retains talent. Talented, motivated and effective employees, non-employee directors and consultants are essential to executing our business strategies. Stock-based and cash-based incentive compensation have been important components of total compensation for our executive officers and key employees for many years because such compensation enables us to effectively recruit and retain qualified individuals while encouraging them to think and act like owners of our company. If our stockholders approve the amended plan, we believe we will maintain our ability to offer competitive compensation packages to both attract new talent and retain our best performers.

•Consistent with our pay-for-performance compensation philosophy. We believe that stock-based compensation, by its very nature, is performance-based compensation. Over time, the most significant component of total compensation for our executives is incentive compensation in the form of both stock-based and cash-based incentives that are tied to the achievement of business results. We use incentive compensation both to reinforce desired business results for our key employees and to motivate them to achieve those results.

•Aligns director, employee and stockholder interests. We currently provide long-term incentives primarily in the form of restricted stock awards to our non-employee directors, executives and certain key employees. We believe our stock-based compensation programs and our annual cash incentive programs for employees, help align the interests of our non-employee directors and employees with those of our stockholders. We believe our long-term stock-based incentives help promote long-term retention of our employees and encourage ownership of our shares. We believe our annual cash incentives reinforce achievement of our business performance goals by linking a significant portion of executives’ compensation to the achievement of these performance goals. If the amended plan is approved, we will be able to maintain these important means of aligning the interests of our non-employee directors and employees with those of our stockholders.

•Protects stockholder interests and embraces sound equity-based compensation practices. As described in more detail below under “—Summary of Sound Governance Features of the Amended Plan,” the amended plan includes a number of features that are consistent with protecting the interests of our stockholders and sound corporate governance practices.

Summary of Sound Governance Features of The Amended Plan
Our board of directors and compensation committee believe that the amended plan contains several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices, including the following:

•No evergreen provision	•Members of the committee administering the plan are non-employee and independent directors
•Not excessively dilutive	•No liberal change in control definition
•Minimum vesting and performance period requirements	•No discounted or reload stock options or SARs
•No dividend payments on unvested awards	•No tax gross-ups
•Limits on non-employee director awards and overall compensation	•No re-pricing of “underwater” stock options or SARs without stockholder approval
Background For Shares Authorized For Issuance
As of April 6, 2020, before giving effect to the amended plan, we had available for issuance under the 2016 Plan a total of 1,075,603 shares. This number could increase to reflect awards that are subsequently forfeited, cancelled or expired. If the amended plan is approved, the number of shares authorized and available for issuance will be increased by 2,088,057 shares. In setting the number of shares authorized for issuance under the amended plan, our board and compensation committee considered a number of factors, which are discussed further below, including:

•Shares available under the 2016 Plan and total outstanding equity-based awards and how long the shares available are expected to last;
•Historical equity award granting practices, including our three-year average share usage rate (commonly referred to as burn rate); and
•Potential dilution/overhang.

Shares Available And Outstanding Equity Awards

While the use of long-term incentives, in the form of equity awards, is an important part of our compensation program, we are mindful of our responsibility to our stockholders to exercise judgment in the granting of equity awards. In setting the number of shares authorized for issuance under the amended plan, our board and compensation committee also considered shares remaining available under the 2016 Plan and total outstanding equity awards and how long the shares available under the 2016 Plan are expected to last. To facilitate the approval of the amended plan, set forth below is certain information about our shares that may be issued under the amended plan as of April 6, 2020.
As described in more detail in the table below, as of April 6, 2020:

•1,075,603 shares remained available for issuance under the 2016 Plan, assuming target performance under outstanding performance based awards and 619,771 shares remained available for issuance under the 2016 Plan, assuming maximum performance under outstanding performance based awards; and
•No stock options and 2,583,187 shares underlying restricted stock awards, assuming target performance under outstanding performance based awards, were outstanding under the 2016 Plan.

Historical Equity Award Granting Practices
In setting the number of shares authorized for issuance under the amended plan, our board and compensation committee also considered the historical number of equity awards granted under the 2016 Plan in the past three years. The following table sets forth information regarding awards granted and earned, and the annual burn rate for each of the last three fiscal years.

	2019	2018	2017
Stock options granted	—	—	—
Time vested restricted stock awards granted	1,119,597	518,387	229,909
Performance-based restricted stock awards granted (assuming target)	684,521	227,115	122,797
Weighted average basic shares outstanding	40,135,000	40,427,000	40,208,000
Burn rate	4.69%	1.84%	0.88%

Our board and compensation committee also considered our three-year average unadjusted burn rate (2017 to 2019) of approximately 2.47%, which is within the range of thresholds in our industry. Based on historical granting practices and the recent trading price of our shares, we expect the amended plan to cover awards for approximately two to three years. However, we cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, particularly given the recent worldwide events surrounding the COVID-19 pandemic in combination with recent supply increases by certain foreign oil producers, and the reserve of shares under the amended plan could last for a shorter or longer time.

Potential Dilution/Overhang

In setting the number of shares authorized for issuance under the amended plan, our board and compensation committee also considered the potential dilution/overhang that would result from approval of the amended plan, including the policies of certain institutional investors and major proxy advisory firms.

Potential dilution/overhang is calculated as shown below:

Potential dilution/overhang	=	Total number of additional shares authorized for issuance under the plan + shares currently available for issuance under the plan + unvested awards outstanding under the plan divided by total outstanding shares

As of April 6, 2020, potential dilution/overhang was 8.8%. If the amended plan is approved, potential dilution/overhang will be 13.8%.

Summary of The Amended 2016 Plan Features
The major features of the amended plan are summarized below. The summary is qualified in its entirety by reference to the full text of the amended plan, a copy of which is attached hereto as Annex A.

Purpose
The purpose of the amended plan is to advance the interests of our company and stockholders by enabling us to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of our Company and increases in stockholder value, and provide opportunities for equity participation that align the interests of recipients with those of our stockholders.

Administration
Our board of directors and compensation committee will administer the amended plan. All members of our compensation committee are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” under the Listing Rules of the Nasdaq Stock Market. We refer to the board and compensation committee in this summary as the “committee".

Shares Authorized	As of April 6, 2020, before giving effect to the amended plan, we had available for issuance under the 2016 plan a total of 1,075,603 shares. This number could increase to reflect awards that are subsequently forfeited, cancelled or expired. Subject to adjustment as described below, the number of shares authorized and available for issuance under the amended plan will be increased by 2,088,057 shares. The amended plan also increases the limits on the number of incentive stock options that can be granted under the plan proportionate to the overall increased share limit.

Adjustments
In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or other similar change in our corporate structure or shares, the committee will make the appropriate adjustment or substitution. These adjustments or substitutions may be to the number and kind of securities and property that may be available for issuance under the amended plan. In order to prevent dilution or enlargement of the rights of participants, the committee may also adjust the number, kind, and exercise price of securities or other property subject to outstanding awards.

No Re-Pricing
The committee may not, except as described above under “Adjustments,” without prior approval of our stockholders, seek to effect any re-pricing of any previously granted “underwater” option or stock appreciation right by: (i) amending or modifying the terms of the option or stock appreciation rights to lower the exercise price or grant price; (ii) canceling the underwater option or stock appreciation right in exchange for (A) cash; (B) replacement options or stock appreciation rights having a lower exercise price or grant price; or (C) other awards; or (iii) repurchasing the underwater options or stock appreciation rights and granting new awards under the amended plan. An option or stock appreciation right will be deemed to be “underwater” at any time when the fair market value of a share is less than the exercise price of the option or the grant price of the stock appreciation right.

Minimum Vesting Requirements
The amended plan provides that no awards will vest prior to the one-year anniversary of the grant date, and any awards that vest upon the attainment of performance goals will have a minimum performance period of at least one year. There is an exception for shares that do not exceed 5% of the total number of shares authorized for awards under the amended plan.

Eligible Recipients	Awards may be granted to our employees, non-employee directors and consultants. A “consultant” is one who renders services that are not in connection with the offer and sale of our securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for our securities. As of April 6, 2020, approximately 230 employees, four non-employee directors, and approximately five consultants would have been eligible to participate in the amended plan had it been approved by our stockholders at such time.
Types of Awards
The amended plan will permit us to grant non-statutory and incentive stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance awards, annual performance cash awards, non-employee director awards, other cash-based awards and other stock based awards. Awards may be granted either alone or in addition to or in tandem with any other type of award.

Stock Options	Stock options entitle the holder to purchase a specified number of shares at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The amended plan permits the grant of both non-statutory and incentive stock options. Incentive stock options may be granted solely to eligible employees. Each stock option granted under the amended plan must be evidenced by an award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting schedule and any other conditions. The exercise price of each stock option granted under the amended plan must be at least 100% of the fair market value of a share as of the date the award is granted to a participant. Fair market value is the closing price of our shares, as reported on the Nasdaq Global Select Market. The closing price of our shares, as reported on the Nasdaq Global Select Market, on April 6, 2020, was $0.80 per share. The committee will fix the terms and conditions of each stock option, subject to certain restrictions, such as a ten-year maximum term.
Stock Appreciation Rights
A stock appreciation right, or SAR, is a right granted to receive payment of cash, shares or a combination of both, equal to the difference between the fair market value of shares and the grant price of such shares. Each SAR granted must be evidenced by an award agreement that specifies the grant price, the term, and such other provisions as the committee may determine. The grant price of a SAR must be at least 100% of the fair market value of a share on the date of grant. The committee will fix the term of each SAR, but SARs granted under the amended plan will not be exercisable more than 10 years after the date the SAR is granted.

Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units
Restricted stock awards and/or restricted stock units ("RSUs") units may be granted under the amended plan. A restricted stock award is an award of shares that are subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. RSUs are similar to restricted stock awards except that no shares are actually awarded to the participant on the grant date. The committee will determine, and set forth in an award agreement, the period of restriction, the number of shares of restricted stock awards or the number of RSUs granted, and other such conditions or restrictions.

Performance Awards
Performance awards, in the form of cash, shares or a combination of both, may be granted under the amended plan in such amounts and upon such terms as the committee may determine. The committee shall determine, and set forth in an award agreement, the amount of cash and/or number of shares, the performance goals, the performance periods and other terms and conditions. The extent to which the participant achieves his or her performance goals during the applicable performance period will determine the amount of cash and/or number of shares earned by the participant.

Annual Performance Cash Awards
Annual performance cash awards may be granted under the amended plan in such amounts and upon such terms as the committee may determine at the time of grant and set forth in the award agreement, based on the achievement of specified performance goals for annual periods or other time periods as determined by the committee. The committee may determine at the time of grant and set forth in the award agreement the target amount that may be paid with respect to an annual performance award, which will be based on a percentage of a participant’s actual annual base compensation at the time of grant

Non-Employee Director Awards; Non-Employee Director Annual Compensation Limit
The committee at any time and from time to time may approve resolutions providing for the automatic grant to non-employee directors of non-statutory stock options, restricted stock awards or restricted stock units. The committee may also at any time and from time to time grant on a discretionary basis to non-employee directors non-statutory stock options, SARs, restricted stock awards or restricted stock units. In either case, any such awards may be granted singly, in combination, or in tandem, and may be granted pursuant to such terms, conditions and limitations as the committee may establish in its sole discretion consistent with the provisions of the amended plan.

The amended plan contains an overall non-employee director compensation limit of $600,000 per year or $1,000,000 per year in the fiscal year of a non-employee director’s initial service as a non-employee director. The committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the committee or board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

Other Cash-Based and Stock-Based Awards
Consistent with the terms of the amended plan, other cash-based awards that are not annual performance cash awards and other stock-based awards may be granted to participants in such amounts and upon such terms as the committee may determine.

Performance Measures
The performance goals selected by the committee may be based on any one or more performance measures, including those listed in the amended plan. Any of the performance measure elements can be used in an algebraic formula (e.g., averaged over a period), combined into a ratio, compared to a budget or standard, compared to previous periods or other formulaic combinations based on the performance measure elements to create a performance measure. Any of the performance measures specified in the amended plan may be used to measure the performance of our company or any subsidiary, as a whole, or any division or business unit, product or product group, region or territory, or any combination thereof, as the committee deems appropriate. Performance measures may be compared to the performance of a peer group or a published or special index that the committee deems appropriate or, with respect to share price, various stock market indices. The committee a may provide for accelerated vesting of any award based on the achievement of performance goals.

The committee may amend or modify the vesting criteria (including any performance goals, performance measures or performance periods) of any outstanding awards based in whole or in part on our financial performance (or any subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events affecting us or our financial statements or of changes in applicable laws, regulations or accounting principles, whenever the committee determines that such adjustments are appropriate.

Dividend Equivalents
With the exception of stock options, SARs and unvested performance-based awards, awards under the amended plan may, in the committee’s discretion, earn dividends or dividend equivalents with respect to the cash or stock dividends or other distributions that would have been paid on the shares covered by such award had such shares been issued and outstanding on the dividend payment date. However, no dividends or dividend equivalents may be paid out on unvested awards and participants holding performance-based awards will not receive any cash dividends or dividend equivalents until after such awards are settled. Such dividend equivalents will be accumulated in cash or converted into additional shares by such formula and at such time and subject to such limitations as determined by the committee.

Termination of Employment or Other Service
The amended plan provides for certain default rules in the event of a termination of a participant’s employment or other service. These default rules may be modified in an award agreement, any individual agreement between a participant and us, or any plan or policy of our company applicable to the participant. If a participant’s employment or other service with us is terminated for cause, then all outstanding awards held by such participant will be immediately terminated and forfeited. In the event a participant’s employment or other service with us is terminated by reason of death or disability, then:

•All outstanding stock options and SARs held by the participant will, to the extent exercisable, remain exercisable for a period of one year after such termination, but not later than the date the stock options or SARs expire and all outstanding stock options and SARs that are not exercisable will be terminated and forfeited;
•All outstanding unvested restricted stock awards will be terminated and forfeited; and
•All outstanding but unvested RSUs, performance awards, annual performance cash awards, other cash-based awards and other stock-based awards held by the participant will terminate and be forfeited.

In the event a participant’s employment or other service with us is terminated by reason other than for cause, death or disability, then:

•All outstanding stock options and SARs held by the participant that are then exercisable will remain exercisable for three months after the date of such termination, but will not be exercisable later than the date the stock options or SARs expire and all outstanding stock options and SARs that are not exercisable will be terminated and forfeited;
•All outstanding unvested restricted stock awards will be terminated and forfeited; and
•All outstanding unvested RSUs, performance awards, annual performance cash awards, other cash-based awards and other stock-based awards will be terminated and forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with us is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the committee may cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of full fiscal years that the participant was employed or performed services during the performance period.

Modification of Rights Upon Termination
Upon a participant’s termination of employment or other service with us, the committee may, in its discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options or SARs (or any part thereof) held by such participant as of the effective date of such termination to become or continue to become exercisable or remain exercisable following such termination of employment or service, and restricted stock, RSUs, performance awards, annual performance cash awards, other cash-based awards and other stock-based awards held by such participant as of the effective date of such termination to vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the committee; provided, however, that (a) no stock option or SAR may remain exercisable beyond its expiration date; and (b) any such action by the committee adversely affecting any outstanding award will not be effective without the consent of the affected participant, except to the extent the committee is authorized by the amended plan to take such action.

Forfeiture and Recoupment
If a participant is determined by the committee to have taken any action while providing services to us, or within one year after termination of such services, that would constitute “cause” or an “adverse action,” as such terms are defined in the amended plan, all rights of the participant under the amended plan and any agreements evidencing an award then held by the participant will terminate and be forfeited. The committee has the authority to rescind the exercise, vesting, issuance or payment in respect of any awards of the participant that were exercised, vested, issued or paid, and require the participant to pay to us, within 10 days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance or payment. We may defer the exercise of any stock option or SAR for up to six months after receipt of notice of exercise in order for the committee to determine whether “cause” or “adverse action” exists. We are entitled to withhold and deduct future wages to collect any amount due.

All awards also are subject to any required automatic clawback, forfeiture or other penalties pursuant to any applicable law, including without limitation under Section 304 of the Sarbanes-Oxley Act of 2002. In addition, all awards are subject to clawback, forfeiture or other penalties pursuant to any policy adopted by us, and such clawback, forfeiture and/or penalty conditions or provisions as determined by the committee

Effect of Change in Control; Double Trigger Acceleration of Vesting
Under the amended plan, a “change in control” means:

•Any person, entity or group, other than Clearlake or any of its affiliates, becomes the beneficial owner of more than 50% of the combined voting power of our then outstanding capital stock entitled to vote generally in the election of directors;
•Individuals who, as of the effective date of the amended plan, constitute our incumbent board ceasing for any reason to constitute at least a majority of our board, provided that any person becoming a director subsequent to the effective date of the amended plan whose election, or nomination for election, by our stockholders was approved by a vote of at least a majority of our directors then comprising our incumbent board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of our directors) will be, for purposes of amended plan, considered as though such person were a member of the incumbent board;
•The consummation of a reorganization, merger or consolidation, or the acquisition of stock or assets of another entity, in each case, with respect to which persons who were our stockholders immediately prior to such transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the then-outstanding voting securities of the reorganized, merged, consolidated, or other surviving corporation (or its direct or indirect parent corporation);
•The consummation of a liquidation or dissolution of our company; or
•The consummation of the sale of all or substantially all of the assets of our company with respect to which persons who were our stockholders immediately prior to such sale do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the then-outstanding voting securities of the acquiring corporation (or its direct or indirect parent corporation).

Without limiting the authority of the committee to adjust awards as discussed under “—Plan Administration” and “—Adjustments,” if a change in control of our company occurs, then if an award is continued, assumed or substituted by the successor entity, the award will not vest or lapse solely as a result of the change in control but will instead remain outstanding under the terms pursuant to which it has been continued, assumed or substituted and will continue to vest or lapse pursuant to such terms. If a change in control of our company occurs and if outstanding awards are not continued, assumed or substituted with equivalent awards by the successor entity, or in the case of a dissolution or liquidation of our company, then: All outstanding stock options and SARs will become immediately exercisable in full and will remain exercisable until immediately prior to the consummation of the change in control and terminate upon consummation of the change in control; All restrictions imposed on restricted stock or RSUs that are not performance-based will lapse and be of no further force and effect, and RSUs will be settled and paid in cash or shares and at such time as provided in the award agreement; and all performance-based awards held by such participant for which the performance period has not been completed as of the date of the change in control will vest as though such performance goals were fully achieved at target. Alternatively, in connection with a change in control, the committee in its sole discretion may, subject to Section 409A of the Code, determine that any or all outstanding stock based awards, whether or not vested or exercisable, be canceled and terminated and in connection with such cancellation and termination, the holder of such award will receive for each share of common stock subject to such award, a cash payment or shares of stock or other securities equal to the difference, if any, between the consideration to be received by the stockholders of the company in respect of a share of common stock in connection with such change in control and the purchase price, if any, under the award multiplied by the number of shares of common stock subject to such award. These change in control provisions may not be terminated, amended or modified in any manner that adversely affects any then-outstanding award or award participant without the prior written consent of such participant.
Transferability
All awards granted under the amended plan are non-transferable, except for certain transfers as described below and transfers pursuant to a will or under the laws of descent and distribution. Non-statutory stock options may be transferred other than for value to certain family members of such eligible employee, non-employee director or consultant, to a trust or other entity for the benefit of one or more of the family members of such eligible employee, non-employee director or consultant, or to a foundation controlled by such one or more of the family members of such eligible employee, non-employee director or consultant.

Term, Termination and Amendment
Unless sooner terminated by our board, the amended plan will terminate at midnight on November 2, 2026. No award will be granted after termination of the amended plan, but awards outstanding upon termination of the amended plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the amended plan.

Subject to certain exceptions, our board of directors has the authority to terminate and the committee has the authority to amend the amended plan or any outstanding award agreement at any time and from time to time. No amendments to the amended plan will be effective without approval of our stockholders if: (i) stockholder approval of the amendment is then required pursuant to Code Section 422, the rules of the primary stock exchange on which the shares are then traded, applicable U.S. state and federal laws or regulations and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the amended plan; or (ii) such amendment would: (a) modify the restrictions on re-pricing; (b) materially increase benefits accruing to participants; (c) increase the aggregate number of shares issued or issuable under the amended plan; (d) increase any limitation set forth in the amended plan on the number of shares which may be issued or the aggregate value of awards which may be made, with respect to any type of award to any single participant during any specified period; (e) modify the eligibility requirements for participants in the amended plan; or (f) reduce the minimum exercise price or any option or grant price of any SAR. No termination or amendment of the amended plan or an award agreement shall adversely affect in any material way any award previously granted under the amended plan without the written consent of the participant holding such award.

U.S. Federal Income Tax Information
The following is a general summary, as of the date of this proxy statement, of the U.S. federal income tax consequences to participants and the Company of transactions under the amended plan. This summary is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the amended plan, as the consequences may vary with the types of grants made, the identity of the participant and the method of payment or settlement. This summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the amended plan.

Incentive Stock Options. With respect to incentive stock options, generally, the stock option holder is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the stock option holder meets the employment requirements and does not dispose of the shares acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares are disposed of before those periods expire, which is called a disqualifying disposition, the stock option holder will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our shares on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the stock option holder, assuming that a deduction is allowed under Section 162(m) of the Code.

Non-Statutory Stock Options. The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the stock option holder. Upon exercise of the stock option, the stock option holder will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our shares acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the Code. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

SARs. The grant of an SAR will not cause the participant to recognize ordinary income or entitle us to a deduction for federal income tax purposes. Upon the exercise of an SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Restricted Stock, RSUs, Deferred Stock Units and Other Stock-Based Awards. The federal income tax consequences with respect to restricted stock, RSUs, deferred stock units, performance shares and performance stock units, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code.

Annual Performance Cash Awards and Other Cash-Based Awards. Annual performance cash awards and other cash-based awards will be taxable as ordinary income to the participant in the amount of the cash received by the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Withholding Obligations. We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the recipient to pay to us an amount necessary for us to satisfy the recipient’s federal, state or local tax withholding obligations with respect to awards granted under the amended plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on the Company. The Compensation Committee may permit a participant to satisfy a tax withholding obligation by withholding shares underlying an award, tendering previously acquired shares, delivery of a broker exercise notice or a combination of these methods.

Code Section 409A. A grant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time the grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

Code Section 162(m). Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual who is a “covered employee” is not deductible to the extent it exceeds $1 million. The Tax Reform Act amended Section 162(m), effective for tax years beginning after December 31, 2017, (i) to expand the definition of a “covered employee” to include any person who was the Chief Executive Officer or the Chief Financial Officer at any time during the year and the three most highly compensated officers (other than the Chief Executive Officer or the Chief Financial Officer) who were employed at any time during the year whether or not the compensation is reported in the Summary Compensation Table included in our proxy statement for our Annual Meeting; (ii) to treat any individual who is considered a covered employee at any time during a tax year beginning after December 31, 2106, as remaining a covered employee permanently; and (iii) to eliminate the performance-based compensation exception to the $1 million deduction limit (with a transition provision continuing the performance-based exception for certain compensation covered by a written binding contract in existence on November 2, 2017).

Excise Tax on Parachute Payments. Unless otherwise provided in a separate agreement between a participant and the Company, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from the Company, would constitute a “parachute payment,” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

Benefits to Named Executive Officers and Others.

No awards have been granted under the amended plan. If the amended plan is approved, awards will be granted at the discretion of the Compensation Committee. Accordingly, future benefits under the amended plan are not determinable.

Equity Compensation Plan Information
The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2019.

	Number of common shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding option, warrants and rights (b)	Number of common shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	—	$—	5,189,120	(2)
Equity compensation plans not approved by security holders	—	$—	—
Total	—	$—	5,189,120
(1)Includes information regarding the 2012 Plan, the 2016 Plan and the 2016 Employee Stock Purchase Plan (the “2016 ESPP”).
(2)Represents 265,100 shares available for issuance under the 2012 Plan, 1,075,603 shares available for issuance under the 2016 Plan and 3,848,417 shares available for issuance under the 2016 ESPP. To the extent outstanding awards under the 2012 Plan are forfeited or lapse unexercised, the shares of common stock subject to such awards will become available for issuance under the 2016 Plan. As of December 31, 2019, there were 34,650 unvested restricted shares outstanding under the 2012 Plan and 2,583,187 unvested restricted shares outstanding under the 2016 Plan. Purchase rights for 21,486 shares of common stock were outstanding under the 2016 ESPP as of December 31, 2019.
____________________
Required Vote
In accordance with Delaware law, approval of Proposal No. 3 requires the affirmative vote of a majority of the shares of common stock present, either virtually or represented by proxy, and entitled to vote on this proposal at the Annual Meeting. As a result, abstentions will have the same effect as votes against this proposal and broker non-votes will have no effect on this proposal.

The board of directors recommends a vote FOR the proposal to approve the Smart Sand, Inc. Amended and Restated 2016 Omnibus Incentive Plan

REPORT OF THE AUDIT COMMITTEE
This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
The principal purpose of the audit committee is to assist our board of directors in its oversight of: (i) the integrity of our accounting and financial reporting processes and the audits of our financial statements; (ii) our system of disclosure controls and internal controls over financial reporting; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent auditor; (v) the performance of our independent auditors; and (vi) the business practices and ethical standards of the Company. The audit committee is responsible for the appointment, compensation, retention and oversight of work of our independent auditor. The audit committee’s function is more fully described in its charter.
Our management is responsible for the preparation, presentation and integrity of our financial statements for the appropriateness of the accounting principles and reporting policies that we use, and for establishing and maintaining adequate internal control over financial reporting. Grant Thornton, our independent registered public accounting firm for 2019, was responsible for performing an independent audit of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”), and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.
The audit committee has reviewed and discussed with management our audited financial statements included in the Form 10-K. In addition, the audit committee discussed with Grant Thornton those matters required to be discussed under applicable standards of the Public Company Accounting Oversight Board (the "PCAOB"). Additionally, Grant Thornton provided to the audit committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Grant Thornton’s communications with the audit committee concerning independence. The audit committee also discussed with Grant Thornton its independence from the Company.
Based upon the review and discussions described above, the audit committee recommended to the board of directors that the audited financial statements be included in the Form 10-K for filing with the SEC.
THE AUDIT COMMITTEE
Sharon Spurlin (Chairperson)
Timothy J. Pawlenty
Colin Leonard

PROPOSAL NO. 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION
General
In accordance with Section 14A of the Exchange Act and Rule 14a-21(a) promulgated thereunder, our stockholders are entitled to vote at the Annual Meeting to approve the compensation of our named executive officers, commonly known as a “Say-on-Pay”, as disclosed in this proxy statement in accordance with the standards established under Item 402 of Regulation S-K under the Exchange Act. However, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us, our board of directors, or any of our board committees.
Although the vote is non-binding, our board of directors and the compensation committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions affecting our executive officers.
We design our executive compensation program to implement our core objectives of attracting and retaining superior executive talent, motivating and rewarding executives whose knowledge, skills and performance are critical to our business, ensuring executive compensation is aligned with our corporate strategies and business objectives, and aligning executives’ incentives with the creation of stockholder value.
Resolution
Our stockholders are being asked to approve by advisory vote the following resolution relating to the compensation of our named executive officers as described in this proxy statement:
“RESOLVED that the Company’s stockholders hereby approve the compensation paid to the Company’s executive officers named in the Summary Compensation Table of this proxy statement, as that compensation is disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the various compensation tables and the accompanying narrative discussion included in this proxy statement.”
The vote on this resolution is not intended to address any specific element of compensation; rather the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. The affirmative vote by a majority of the shares entitled to vote on this proposal and present, either virtually or by proxy, at the Annual Meeting is required to approve this proposal. As a result, abstentions will have the same effect as votes against this proposal and broker non-votes will have no effect on this proposal.

The board of directors recommends an advisory vote FOR the resolution to approve the compensation of the named executive officers as disclosed in this proxy statement.

DELINQUENT 16(a) REPORTS
Reports of all transactions in our common stock by officers, directors and principal stockholders are required to be filed with the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on our review of copies of the reports received, or representations of such reporting persons, we believe that during the year ended December 31, 2019, our officers, directors or principal stockholders timely filed all required Section 16(a) filing reports, except that Susan Neumann was late in filing a Form 4.

STOCKHOLDER PROPOSALS
Stockholder Proposals to Be Included in the Company’s Proxy Statement
Pursuant to and subject to the requirements of Rule 14a-8 under the Exchange Act, stockholders may present proposals for inclusion in our proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be included for the 2021 Annual Meeting, stockholder proposals must be received by the Company at its executive offices located at 1725 Hughes Landing Boulevard, Suite 800, The Woodlands, Texas 77380 no later than December 12, 2020, and must otherwise comply with the requirements of Rule 14a-8.
Stockholder Proposals Not to Be Included in the Company’s Proxy Statement
Our second amended and restated bylaws require that stockholders who wish to make a nomination for the election of a director or to bring any other matter before a meeting of the stockholders must give written notice of their intent to our Secretary not more than 120 days and not less than 90 days in advance of the first anniversary of the preceding year’s annual meeting of stockholders. Such proposals must be submitted in writing at the address shown above, so that it is received between February 2, 2021 and March 4, 2021. Our nominating and corporate governance committee will consider all director candidates recommended by any stockholder on the same basis as candidates recommended by the board and other sources.

STOCKHOLDER COMMUNICATIONS
The board of directors has established a process for stockholders to send communications to it. Stockholders who wish to communicate with the board of directors, or specific individual directors, may do so by directing correspondence addressed to such directors or director in care of James D. Young, our Secretary, at the principal executive offices of the Company at 1725 Hughes Landing Boulevard, Suite 800, The Woodlands, Texas 77380. Such correspondence shall prominently display the fact that it is a stockholder-board communication and whether the intended recipients are all or individual members of the board of directors. The Secretary has been authorized to screen commercial solicitations and materials that pose security risks, are unrelated to the business or governance of the Company, or are otherwise inappropriate. The Secretary shall promptly forward any and all such stockholder communications to the entire board of directors or the individual director as appropriate.

OTHER MATTERS
The Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Annual Meeting. As of the date of this proxy statement, the board of directors has not been advised of any other matters to be presented for discussion at the Annual Meeting. However, the enclosed proxy gives discretionary authority to the persons named in the proxy in the event that any other matters should be properly presented to the stockholders.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. We make available free of charge on or through our website, www.smartsand.com, our reports and other information filed with or furnished to the SEC and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC's website, www.sec.gov, also contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC.
WE WILL PROVIDE, WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY STOCKHOLDER, A COPY OF OUR 2018 ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE SEC PURSUANT TO RULE 13A-1. STOCKHOLDERS SHOULD DIRECT SUCH REQUESTS TO THE COMPANY’S SECRETARY AT 1725 HUGHES LANDING BOULEVARD, SUITE 800, THE WOODLANDS, TEXAS 77380, OR BY EMAIL AT INVESTORRELATIONS@SMARTSAND.COM.

ANNEX A
[As proposed to be amended June 2, 2020. Deletions are marked as stricken text and additions are marked with an underline]
SMART SAND, INC. AMENDED AND RESTATED
2016 OMNIBUS INCENTIVE PLAN
1.Purpose of Plan.
The purpose of the Smart Sand, Inc. Amended and Restated 2016 Omnibus Incentive Plan (the “Plan”) is to advance the interests of Smart Sand, Inc., a Delaware corporation (the “Company”) and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals to perform services for the Company and its Subsidiaries, providing incentive compensation for such individuals that is linked to the growth and profitability of the Company and increases in stockholder value and aligning the interests of such individuals with the interests of its stockholders through opportunities for equity participation in the Company. The original version of this Plan initially became effective upon its approval by the Company’s stockholders on November 3, 2016 (the “Initial Effective Date”). This Plan has been approved by the Board and shall become effective upon approval by the stockholders of the Company on June 2, 2020 (the “Effective Date”) and shall affect only Awards granted on or after the Effective Date; provided, however, the limits in Section 4 of this Plan shall apply to all Awards granted on or after the Initial Effective Date.
2.Definitions.
The following terms will have the meanings set forth below, unless the context clearly otherwise requires. Terms defined elsewhere in this Plan will have the same meaning throughout this Plan.
2.1“Adverse Action” means any action or conduct by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including: (a) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (c) interfering with the relationships of the Company or any Subsidiary and their respective employees, independent contractors, customers, prospective customers and vendors.
2.2“Annual Award Limit” or “Annual Awards Limits” have the meaning set forth in Section 4.4.
2.3“Annual Performance Cash Awards” has the meaning set forth in Section 10.1 of this Plan.
2.4“Applicable Accounting Standard” means Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.
2.5“Applicable Law” means any applicable law, including without limitation, (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange, national market system or automated quotation system on which the shares are listed, quoted or traded.
2.6“Board” means the Board of Directors of the Company.
2.7“Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or their nominee.
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2.8“Cause” means (a) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or any Subsidiary public disgrace or disrepute, or adversely affects the Company’s or any Subsidiary’s operations or financial performance or the relationship the Company has with any Subsidiary; (b) gross negligence or willful misconduct with respect to the Company or any Subsidiary, including, without limitation, fraud, embezzlement, theft or proven dishonesty in the course of the subject employment or engagement with the Company or any Subsidiary; (c) unlawful or irresponsible consumption of alcohol, or use of controlled substances, (other than in accordance with a physician’s prescription) which causes the Participant’s conduct, performance or attendance to be unsatisfactory, or which precludes the Participant from performing his/her duties; (d) refusal, failure or inability to perform any material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (f) below) to the Company or any Subsidiary (other than due to a Disability), which failure, refusal or inability is not cured within 30 days after delivery of notice thereof; (e) material breach of any agreement with or duty owed to the Company or any Subsidiary; or (f) any breach of any obligation or duty to the Company or any Subsidiary (whether arising by statute, common law, contract or otherwise) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Company or any Subsidiary have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.
2.9“Cash-Based Award” means an Incentive Award made pursuant to this Plan that is denominated and paid in cash.
2.10“Change in Control” means an event described in Section 17.1 of this Plan.
2.11“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be deemed to include a reference to any applicable regulations thereunder and any successor or amended section of the Code.
2.12“Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee comprised solely of directors designated by the Board to administer this Plan who are (a) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act~~,~~  and (b) “independent directors” as defined under the rules of any securities exchange or automatic quotation system on which the Common Stock may be traded or quoted ~~and (c) unless otherwise determined by the Board, “outside directors” within the meaning of Section 162(m) of the Code~~. The members of the Committee will be appointed from time to time by and will serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under this Plan that would otherwise be the responsibility of the Committee, except as otherwise provided in this Plan.
2.13“Common Stock” means the common stock of the Company, par value $0.001 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.5 of this Plan.
2.14“Company” means Smart Sand, Inc., a Delaware corporation, and any successor thereto as provided in Section 23.6 of this Plan.
2.15“Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or any Subsidiary that: (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.
~~2.16 “Covered Employee” means any Employee who is or may become a “Covered Employee,” as defined in Section 162(m)~~ of ~~the Code, and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of: (a) ninety (90) days after the beginning of any Performance Period, or (b) twenty-five percent (25%) of any Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.~~
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2.16[Intentionally omitted]
2.17“Director” means a member of the Board.
2.18“Director Fees” means any compensation payable by the Company in the form of cash to a Non-Employee Director for service as a Non-Employee Director on the Board or any committee of the Board as may be approved from time to time by the Board, excluding expense allowances, reimbursements and insurance premiums paid to or on behalf of such Non-Employee Directors.
2.19“Disability” means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.
2.20“Effective Date” means ~~the date immediately preceding the day on which the Company’s registration statement relating to its initial public offering becomes effective~~ June 2, ~~provided that the Board has adopted the Plan prior to such date, subject to approval of the Plan~~ 2020 or such later date as is this Plan approved by the Company’s stockholders.
2.21“Eligible Recipients” means all Employees, all Non-Employee Directors and all Consultants.
2.22“Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or a Subsidiary on the payroll records thereof. An Employee will not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company or Subsidiary during such period. An individual will not cease to be an Employee in the case of: (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company or any Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary, as applicable, is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Statutory Stock Option. Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.
2.23“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a section of the Exchange Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Exchange Act.
2.24“Fair Market Value” means, with respect to the Common Stock, as of any date: (a) the closing sale price of the Common Stock as of such date at the end of the regular trading session on an established securities market, such as the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange, the NYSE ~~MKT~~ American or any national securities exchange on which the Common Stock is then listed (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade) as reported in the Wall Street Journal or such other source as the Committee deems reliable; (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national exchange, the closing sale price as of such date at the end of the regular trading session, as reported by the OTC Bulletin Board or the Pink OTC Markets, or other comparable quotation service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion, and consistent with the definition of “fair market value” under Section 409A of the Code. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including the Company, the stockholders of the Company, the Participants and their respective successors-in-interest. No
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member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.
2.25“Grant Date” means the date an Incentive Award is granted to a Participant pursuant to this Plan and as determined pursuant to Section 5 of this Plan.
2.26“Incentive Award” means, individually or collectively, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Performance Award, Annual Performance Cash Award, Non-Employee Director Award, Other Cash-Based Award or Other Stock-Based Award, in each case granted to an Eligible Recipient pursuant to this Plan.
2.27“Incentive Award Agreement” means either: (a) a written or electronic (as provided in Section 23.8) agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Incentive Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic (as provided in Section 23.8) statement issued by the Company to a Participant describing the terms and provisions of such an Incentive Award, including any amendment or modification thereof.
2.28“Incentive Stock Option” means a right to purchase Common Stock granted to an Employee pursuant to Section 6 of this Plan that is designated as and intended to meet the requirements of an “incentive stock option” within the meaning of Section 422 of the Code.
2.29“Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of this Plan that is not intended to meet the requirements of or does not qualify as an Incentive Stock Option.
2.30“Non-Employee Director” means a Director who is not an Employee.
2.31“Non-Employee Director Award” means any Non-Statutory Stock Option or Stock Appreciation Right, Restricted Stock Award or Restricted Stock Unit granted, whether singly, in combination, or in tandem, to an Eligible Recipient who is a Non-Employee Director, pursuant to such applicable terms, conditions and limitations as the Board or Committee may establish in accordance with this Plan, including any Non-Employee Director Option.
2.32“Non-Employee Director Option” means a Non-Statutory Stock Option granted to a Non-Employee Director pursuant to Section 11.1 of this Plan.
2.33“Option” means an Incentive Stock Option or a Non-Statutory Stock Option, including a Non-Employee Director Option.
2.34“Other Cash-Based Award” means an Incentive Award, denominated and paid in cash, not otherwise described by the terms of this Plan, granted pursuant to Section 12 of this Plan.
2.35“Other Stock-Based Award” means an equity-based or equity-related Incentive Award not otherwise described by the terms of this Plan, granted pursuant to Section 12 of this Plan.
2.36“Participant” means an Eligible Recipient who receives one or more Incentive Awards under this Plan.
2.37“Participation Factor” has the meaning set forth in Section 10.2 of this Plan.
2.38“Performance Award” means a right granted to an Eligible Recipient pursuant to Section 9 of this Plan to receive an amount of cash, number of shares of Common Stock, or a combination of both, contingent upon and the value of which at the time it is payable is determined as a function of the extent of the achievement of one or more Performance Goals during a specified Performance Period or the achievement of other objectives during a specified period.
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2.39“Performance-Based Compensation” means compensation under an Incentive Award ~~that is intended to satisfy the requirements of Section 162(m) of the Code for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan will be construed to mean that an Incentive Award which does not satisfy the requirements for performance-based compensation under Section 162(m) of the Code does not constitute performance-based compensation for other purposes, including Section 409A of the Code~~ the amount of which, or entitlement to which, is contingent on the satisfaction of pre-established Performance Goals relating to a Performance Period.
2.40“Performance Goals” mean with respect to any applicable Incentive Award, one or more targets, goals or levels of attainment required to be achieved in terms of the specified Performance Measures during the specified Performance Period, as set forth in the related Incentive Award Agreement.
2.41“Performance Measure Element” has the meaning set forth in Section 13.1 of this Plan.
2.42“Performance Measures” mean: (a) ~~with respect to any Incentive Award intended to qualify as Performance-Based Compensation,~~ any one or more of the measures described in Section 13.1 of this Plan on which the Performance Goals are based and which measures are approved by the Company’s stockholders pursuant to this Plan ~~in order to qualify Incentive Awards as Performance-Based Compensation~~; and (b) ~~with respect to~~ any other ~~Incentive Award, any~~ performance measures as determined by the Committee in its sole discretion and set forth in the applicable Incentive Award Agreement for purposes of determining the applicable Performance Goal.
2.43“Performance Period” means the period of time, as determined by the Committee, during which the Performance Goals must be met in order to determine the degree of payout or vesting with respect to an Incentive Award.
2.44“Plan” means the Smart Sand, Inc. Amended and Restated 2016 Omnibus Incentive Plan, as may be amended from time to time.
2.45“Plan Year” means the Company’s fiscal year.
2.46“Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued to the Participant upon the grant, exercise, vesting or settlement of such Incentive Award.
2.47“Prior Plans” mean the Smart Sand, Inc. 2012 Equity Incentive Plan, as amended to date.
2.48“Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.
2.49“Restricted Stock Unit” means an award denominated in shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan.
2.50“Retirement,” unless otherwise defined in the Incentive Award Agreement or in a written employment, services or other agreement between the Participant and the Company or a Subsidiary, means “Retirement” as defined from time to time for purposes of this Plan by the Committee or by the Company’s chief human resources officer or other person performing that function or, if not so defined, means voluntary termination of employment or service by the Participant on or after the date the Participant reaches age fifty-five (55) with the present intention to leave the Company’s industry or to leave the general workforce.
2.51“Securities Act” means the Securities Act of 1933, as amended. Any reference to a section of the Securities Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Securities Act.
2.52“Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of this Plan to receive a payment from the Company, in the form of shares of Common Stock, cash or a combination
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of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the exercise price of such shares under the terms of such Stock Appreciation Right.
2.53“Stock-Based Award” means any equity-based or equity-related Incentive Award made pursuant to this Plan, including Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards denominated or payable in shares of Common Stock and Other Stock-Based Awards.
2.54“Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.
2.55“Successor Entity” has the meaning set forth in Section 17.1 of this Plan.
2.56“Target Payout” has the meaning set forth in Section 10.2 of this Plan.
2.57“Tax Date” means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.
3.Plan Administration.
3.1The Committee. The Plan will be administered by the Committee. The Committee will act by majority approval of the members at a meeting or by unanimous written consent, and a majority of the members of the Committee will constitute a quorum. The Committee may exercise its duties, power and authority under this Plan in its sole discretion without the consent of any Participant or other party, unless this Plan specifically provides otherwise. The Committee will not be obligated to treat Participants or Eligible Recipients uniformly, and determinations made under this Plan may be made by the Committee selectively among Participants or Eligible Recipients, whether or not such Participants and Eligible Recipients are similarly situated. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to this Plan or any Incentive Award granted under this Plan. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Incentive Awards granted to Non-Employee Directors and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 3.3 hereof.
3.2Authority of the Committee. In accordance with and subject to the provisions of this Plan, the Committee will have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of this Plan, including the following:
(a)To designate the Eligible Recipients to be selected as Participants;
(b)To determine the nature and extent of the Incentive Awards to be made to each Participant, including the amount of cash or number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards, and the form of Incentive Award Agreement, if any, evidencing such Incentive Award;
(c)To determine the time or times when Incentive Awards will be granted;
(d)To determine the duration of each Incentive Award;
(e)To determine the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject;
(f)To construe and interpret this Plan and Incentive Awards granted under it, and to establish, amend and revoke rules and regulations for its administration and in so doing, to correct any defect, omission, or inconsistency in this Plan or in an Incentive Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make this Plan fully effective;

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(g)To determine Fair Market Value in accordance with Section 2.22 of this Plan;
(h)To amend this Plan or any Incentive Award Agreement, as provided in this Plan;
(i)To adopt subplans or special provisions applicable to Incentive Awards regulated by the laws of a jurisdiction other than, and outside of, the United States, which subplans or special provisions may take precedence over other provisions of this Plan;
(j)To authorize any person to execute on behalf of the Company any Incentive Award Agreement or any other instrument required to effect the grant of an Incentive Award previously granted by the Committee;
(k)To determine whether Incentive Awards will be settled in shares of Common Stock, cash or in any combination thereof;
(l)Subject to Section 14, to determine whether Incentive Awards will be adjusted for “dividend equivalents,” meaning a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Incentive Award held by such Participant;
(m)Accelerate wholly or partially the vesting or lapse of restrictions of any Incentive Award or portion thereof at any time after the grant of an Incentive Award, subject to such terms and conditions as determined by the Committee and Section 4.5; and
(n)To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock, including restrictions under an insider trading policy, restrictions as to the use of a specified brokerage firm for such resales or other transfers and other restrictions designed to increase equity ownership by Participants or otherwise align the interests of Participants with the Company’s stockholders.
3.3Delegation. To the extent permitted by Applicable Law, the Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more directors of the Company or one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Eligible Recipients to be recipients of Incentive Awards pursuant to this Plan; and (b) determine the size of any such Incentive Awards; provided, however, that (x) the Committee will not delegate such responsibilities to any such director(s) or officer(s) for any Incentive Awards granted to an Eligible Recipient: (i) who is ~~considered a Covered Employee or who is~~ subject to the reporting and liability provisions of Section 16 under the Exchange Act, or (ii) to whom authority to grant or amend Incentive Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under ~~Section 162(m) of the Code and~~ Applicable Law; (y) the resolution providing such authorization will set forth the type of Incentive Awards and total number of each type of Incentive Awards such director(s) or officer(s) may grant; and (z) such director(s) or officer(s) will report periodically to the Committee regarding the nature and scope of the Incentive Awards granted pursuant to the authority delegated. At all times, the ~~delagatee~~ delegatee appointed under this Section 3.3 shall serve in such capacity at the pleasure of the Committee.
3.4No Re-pricing. Notwithstanding any other provision of this Plan other than Section 4.5, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right in exchange for (A) cash; (B) replacement Options or Stock Appreciation Rights having a lower
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exercise price; or (C) other Incentive Awards; or (iii) repurchasing the underwater Options or Stock Appreciation Rights and granting new Incentive Awards under this Plan. For purposes of this Section 3.4, an Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or Stock Appreciation Right.
3.5Participants Based Outside of the United States. In addition to the authority of the Committee under Section 3.2(i) and notwithstanding any other provision of this Plan, the Committee may, in its sole discretion, amend the terms of this Plan or Incentive Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests or to meet objectives of this Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee will have no authority, however, to take action pursuant to this Section 3.5: (i) to reserve shares of Common Stock or grant Incentive Awards in excess of the limitations provided in Section 4.1; (ii) to effect any re-pricing in violation of Section 3.4; (iii) to grant Options or Stock Appreciation Rights having an exercise price less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date in violation of Section 6.3 or Section 7.3; or (iv) for which stockholder approval would then be required pursuant to Section 422 of the Code or the rules of any stock exchange on which shares of Common Stock may be listed for trading.
4.Shares Available for Issuance.
4.1Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.5 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan will be the sum of:
(a)~~3,911,456~~ 3,163,660 shares; and
(b)the number of shares of Common Stock subject to Incentive Awards outstanding under the Prior Plans as of the Initial Effective Date but only to the extent that such outstanding Incentive Awards are forfeited, expire or otherwise terminate without the issuance of such shares of Common Stock.
4.2.Restrictions on Incentive Stock Options. Notwithstanding any other provisions of this Plan to the contrary and subject to adjustment as provided in Section 4.5 of this Plan, the maximum number of shares of Common Stock that will be available for issuance pursuant to Incentive Stock Options under this Plan will be ~~3,911,456~~ 3,163,660 shares.
4.3.Accounting for Incentive Awards. Shares of Common Stock that are issued under this Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under this Plan only to the extent they are used; provided, however, that the full number of shares of Common Stock subject to a Stock Appreciation Right granted that are settled by the issuance of shares of Common Stock will be counted against the shares authorized for issuance under this Plan, regardless of the number of shares actually issued upon settlement of such Stock Appreciation Right. Furthermore, any shares of Common Stock withheld to satisfy tax withholding obligations on Incentive Awards issued under this Plan, any shares of Common Stock withheld to pay the exercise price of Incentive Awards under this Plan and any shares of Common Stock not issued or delivered as a result of the “net exercise” of an outstanding Option pursuant to Section 6.5 or settlement of a Stock Appreciation Right in shares of Common Stock pursuant to Section 7.7 will not be counted against the shares of Common Stock authorized for issuance under this Plan, will be available again for grant under this Plan and correspondingly increase the total number of shares of Common Stock available for issuance under this Plan under Section 4.1. Any shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Incentive Award will not increase the number of shares available for future grant of Incentive Awards. Any shares of Common Stock related to Incentive Awards granted under this Plan or under any Prior Plans that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of Common Stock, or are settled in cash in lieu of shares of Common Stock, or are exchanged with the Committee’s permission, prior to the issuance of shares of Common Stock, for Incentive
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Awards not involving shares of Common Stock, will be available again for grant under this Plan and correspondingly increase the total number of shares of Common Stock available for issuance under this Plan under Section 4.1.
4.4.Non-Employee Director Annual Awards Limit. Notwithstanding any provision to the contrary in the Plan, the Committee or the Board may establish compensation for Non-Employee Directors from time to time, subject to the limitations in the Plan. The Committee or the Board will from time to time determine the terms, conditions and amounts of all such Non-Employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Incentive Awards granted to a non-employee Director as compensation for services as a Non-Employee Director during any fiscal year of the Company may not exceed $600,000 increased to $1,000,000 in the fiscal year of a Non-Employee Director’s initial service as a Non-Employee Director. The Committee or the Board may make exceptions to this limit for individual Non-Employee Directors in extraordinary circumstances, as the Committee or the Board may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving Non-Employee Directors.
4.5.Adjustments to Shares and Incentive Awards.
(a)In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or any other similar change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to: (i) the number and kind of securities or other property (including cash) available for issuance or payment under this Plan, including the sub-limits set forth in Section 4.2 and the Annual Award Limits set forth in Section 4.4, and (ii) in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards and the exercise price of outstanding Incentive Awards. The determination of the Committee as to the foregoing adjustments, if any, will be final, conclusive and binding on Participants under this Plan.
(b)Notwithstanding anything else herein to the contrary, without affecting the number of shares of Common Stock reserved or available hereunder, the limits in Section 4.2 and the Annual Award Limits in Section 4.4, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Sections 422 and 424 of the Code, as and where applicable.
4.6Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of this Plan, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Incentive Award, and the Incentive Award Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule, and such additional limitations shall be deemed to be incorporated by reference into such Incentive Award to the extent permitted by Applicable Law.
4.7Minimum Vesting Requirements on Awards. Notwithstanding any other provision of the Plan to the contrary, equity-based Incentive Awards granted under the Plan will vest no earlier than the one-year anniversary of the date the Incentive Award is granted and any Incentive Awards under this Plan which vest upon the attainment of Performance Goals will provide for a Performance Period of at least one (1) year; provided, however, that, notwithstanding the foregoing, Incentive Awards that result in the issuance of an aggregate of up to five percent (5%) of the shares of Common Stock available pursuant to Section 4.1 above may be granted to any
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one or more eligible Directors, Consultants or Employees without respect to such minimum vesting condition. Nothing in this Section 4.7 shall preclude the Committee from taking action, in its sole discretion, to accelerate the vesting of any Award in connection with or following a Participant’s death, disability, termination of employment or service or otherwise, or the consummation of a Change in Control.
5.Participation.
Participants in this Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of the objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the Grant Date of any related Incentive Award Agreement with the Participant.
6.Options.
6.1.Grant. An Eligible Recipient may be granted one or more Options under this Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under this Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of this Plan but will thereafter be deemed to be a Non-Statutory Stock Option. Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute "service recipient stock" within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).
6.2.Incentive Award Agreement. Each Option grant will be evidenced by an Incentive Award Agreement that will specify the exercise price of the Option, the maximum duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which an Option will become vested and exercisable, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan. The Incentive Award Agreement also will specify whether the Option is intended to be an Incentive Stock Option or a Non-Statutory Stock Option.
6.3.Exercise Price. The per share price to be paid by a Participant upon exercise of an Option granted pursuant to this Section 6 will be determined by the Committee in its sole discretion at the time of the Option grant; provided, however, that such price will not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date (one hundred and ten percent (110%) of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).
6.4.Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant, including (i) the achievement of one or more of the Performance Goals; or that (ii) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period; provided, however, that no Option may be exercisable after ten (10) years from the Grant Date (five (5) years from the Grant Date in the case of an Incentive Stock Option that is granted to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, if the exercise of an Option that is exercisable in accordance with its terms is prevented by the provisions of Section 19, the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.
6.5.Payment of Exercise Price.
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(a)The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, either by actual delivery or attestation as to ownership, of Previously Acquired Shares; (iii) a “net exercise” of the Option (as further described in paragraph (b), below); (iv) by a combination of such methods; or (v) any other method approved or accepted by the Committee in its sole discretion. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Incentive Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
(b)In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 16 of this Plan.
(c)For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date of the Option.
6.6Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in this Plan and in the Incentive Award Agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office in The Woodlands, Texas (or to the Company’s designee as may be established from time to time by the Company and communicated to Participants) and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.5 of this Plan.
7.Stock Appreciation Rights.
7.1.Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under this Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute "service recipient stock" within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).
7.2.Incentive Award Agreement. Each Stock Appreciation Right will be evidenced by an Incentive Award Agreement that will specify the exercise price of the Stock Appreciation Right, the term of the Stock Appreciation Right, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.
7.3.Exercise Price. The exercise price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the Grant Date; provided, however, that such price may not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date.
7.4.Exercisability and Duration. A Stock Appreciation Right will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after ten (10) years from its Grant Date. Notwithstanding the foregoing, if the exercise of a Stock Appreciation Right that is exercisable in accordance with its terms is prevented by the provisions of Section 19, the Stock Appreciation Right will remain exercisable until
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thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Stock Appreciation Right.
7.5.Manner of Exercise. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.6, subject to any other terms and conditions consistent with the other provisions of this Plan as may be determined by the Committee in its sole discretion.
7.6.Settlement. Upon the exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
(a)The excess of the Fair Market Value of a share of Common Stock on the date of exercise over the per share exercise price; by
(b)The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.
7.7.Form of Payment. Payment, if any, with respect to a Stock Appreciation Right settled in accordance with Section 7.6 will be made in accordance with the terms of the applicable Incentive Award Agreement, in cash, shares of Common Stock or a combination thereof, as the Committee determines.
8.Restricted Stock Awards and Restricted Stock Units.
8.1.Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards or Restricted Stock Units under this Plan, and such awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Restricted Stock Units will be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the Grant Date of the Restricted Stock Units. Restricted Stock Units will be denominated in shares of Common Stock but paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, will determine, and as provided in the Incentive Award Agreement.
8.2.Incentive Award Agreement. Each Restricted Stock Award or Restricted Stock Unit grant will be evidenced by an Incentive Award Agreement that will specify the type of Incentive Award, the period(s) of restriction, the number of shares of restricted Common Stock, or the number of Restricted Stock Units granted, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.
8.3.Conditions and Restrictions. The Committee will impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Restricted Stock Awards or Restricted Stock Units as it deems appropriate, including (a) the achievement of one or more of the Performance Goals; or that (b) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.
8.4.Rights as a Stockholder. Except as provided in Sections 8.1, 8.5, 8.6 and 18.3 of this Plan, upon a Participant becoming the holder of record of shares of Common Stock issued under a Restricted Stock Award pursuant to this Section 8, the Participant will have all voting, dividend, liquidation and other rights with respect to such shares (other than the right to sell or transfer such shares) as if such Participant were a holder of record of shares of unrestricted Common Stock. A Participant will have no voting, dividend, liquidation and other rights with respect to any Restricted Stock Units granted hereunder.
8.5.Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the Incentive Award Agreement evidencing the Restricted Stock Award or Restricted Stock Unit at the time of grant or at any time after the grant of the Restricted Stock Award or Restricted Stock Unit), any dividends or distributions paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award or Restricted Stock Unit will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.
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8.6.Enforcement of Restrictions. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates representing Restricted Stock Awards referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book entry stock account with the Company’s transfer agent. Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.
8.7.Lapse of Restrictions; Settlement. Except as otherwise provided in this Section 8, shares of Common Stock underlying a Restricted Stock Award will become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations). Upon the vesting of a Restricted Stock Unit, the Restricted Stock Unit will be settled, subject to the terms and conditions of the applicable Incentive Award Agreement, (a) in cash, based upon the Fair Market Value of the vested underlying shares of Common Stock, (b) in shares of Common Stock or (c) a combination thereof, as provided in the Incentive Award Agreement, except to the extent that a Participant has properly elected to defer income that may be attributable to a Restricted Stock Unit under a Company deferred compensation plan or arrangement.
8.8.Section 83(b) Election for Restricted Stock Award. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant must file, within thirty (30) days following the Grant Date of the Restricted Stock Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in the Incentive Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the award under Section 83(b) of the Code.
9.Performance Awards.
9.1.Grant. An Eligible Recipient may be granted one or more Performance Awards under this Plan, and such awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, including the achievement of one or more Performance Goals.
9.2.Incentive Award Agreement. Each Performance Award will be evidenced by an Incentive Award Agreement that will specify the amount of cash, shares of Common Stock or combination of both to be received by the Participant upon payout of the Performance Award, any Performance Goals upon which the Performance Award is subject, any Performance Period during which any Performance Goals must be achieved and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.
9.3.Vesting. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Performance Awards as it deems appropriate, including the achievement of one or more of the Performance Goals.
9.4.Form and Timing of Performance Award Payment. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payment on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. Payment of earned Performance Awards will be as determined by the Committee and as evidenced in the Incentive Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period. Payment of any Performance Award will be made as soon as practicable after the Committee has determined the extent to which the applicable Performance Goals have been achieved and not later than the March 15th immediately following the end of the performance period, or earlier than the January 1st preceding such March 15, except to the extent that a Participant
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has properly elected to defer payment that may be attributable to a Performance Award under a Company deferred compensation plan or arrangement. The determination of the Committee with respect to the form of payment of Performance Awards will be set forth in the Incentive Award Agreement pertaining to the grant of the award. Any shares of Common Stock issued in payment of earned Performance Awards may be granted subject to any restrictions deemed appropriate by the Committee, including that the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.
10.Performance Cash Awards.
10.1.Grant. Subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, the Committee, at any time and from time to time, may grant to Participants Incentive Awards denominated in cash in such amounts and upon such terms as the Committee may determine, which may be based on the achievement of specified Performance Goals for annual periods or other time periods as determined by the Committee (the “Annual Performance Cash Awards”).
10.2.Target Payout. The target amount that may be paid with respect to an Annual Performance Cash Award (the “Target Payout”) ~~will~~ may be determined by the Committee pursuant to Section 13.2 and may be based on a percentage of a Participant’s actual annual base compensation at the time of grant (“Participation Factor”), within the range established by the Committee for each Participant and subject to adjustment as may be determined by the Committee or its delegate.
11.Non-Employee Director Awards.
11.1.Automatic and Non-Discretionary Awards to Non-Employee Directors. The Committee at any time and from time to time may approve resolutions providing for the automatic grant to Non-Employee Directors of Non-Employee Director Awards granted under this Plan and may grant to Non-Employee Directors such discretionary Non-Employee Director Awards on such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, and set forth in an applicable Incentive Award Agreement.
11.2.Deferral of Incentive Award Payment. The Committee may permit a Non-Employee Director the opportunity to defer payment of an Incentive Award pursuant to such terms and conditions as the Committee may prescribe from time to time.
12.Other Cash-Based Awards and Other Stock-Based Awards.
12.1.Other Cash-Based Awards. Subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, the Committee, at any time and from time to time, may grant Other Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.
12.2.Other Stock-Based Awards. Subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, the Committee may grant Other Stock-Based Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee will determine. Such Incentive Awards may involve the transfer of actual shares of Common Stock to Participants or payment in cash or otherwise of amounts based on the value of shares, and may include Incentive Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
12.3.Value of Other Cash-Based Awards and Other Stock-Based Awards. Each Other Cash-Based Award will specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award will be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee. The Committee may establish Performance Goals in its discretion for any Other Cash-Based Award or any Other Stock-Based Award. If the Committee exercises its discretion to establish Performance Goals for any such Incentive Awards, the number or value of Other Cash-Based Awards or Other
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Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Goals are met.
12.4.Payment of Other Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to an Other Cash-Based Award or an Other Stock-Based Award will be made in accordance with the terms of the Incentive Award, in cash for any Other Cash-Based Award and in cash or shares of Common Stock for any Other Stock-Based Award, as the Committee determines, except to the extent that a Participant has properly elected to defer payment that may be attributable to an Other Cash-Based Award or Other Stock-Based Award under a Company deferred compensation plan or arrangement.
13.Performance Measures.
13.1.Performance Measures. The Performance Goals ~~upon which the payment or vesting of an Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation may be based on~~ may include one or more specified objective Performance Measures that are based on any of the following Performance Measure elements as determined by the Committee (each, a “Performance Measure Element”):
(a)net earnings (either before or after one or more of the following: (i) interest, (ii) taxes, (iii) depreciation, depletion and/or accretion (iv) amortization, (v) non-cash equity-based compensation expense, (vi) gain or loss on sale of assets, (vii) financing costs (viii) development costs (ix) non-cash charges and (x) unusual or non-recurring charges and (xi) gain or loss on extinguishment of debt);
(b)gross or net sales or revenue or sales or revenue growth;
(c)net income (either before or after taxes);
(d)adjusted net income;
(e)operating earnings or profit;
(f)cash flow (including, but not limited to, operating cash flow and free cash flow);
(g)return on assets;
(h)return on capital;
(i)return on stockholders’ equity;
(j)total stockholder return;
(k)return on sales;
(l)gross or net profit or operating margin;
(m)costs (including, but not limited to, production costs);
(n)funds from operations;
(o)expenses;
(p)working capital;
(q)earnings per share;
(r)adjusted earnings per share;
(s)price per share;
(t)regulatory body approval for commercialization of a product;
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(u)implementation or completion of critical projects;
(v)market share;
(w)economic value;
(x)debt levels or reduction;
(y)sales-related goals;
(z)comparisons with other stock market indices;
(aa)operating efficiency;
(bb)financing and other capital raising transactions;
(cc)recruiting and maintaining personnel;
(dd)year-end cash;
(ee)customer service; and
(ff)marketing initiatives, any of which may be measured either in absolute terms for the Company or any operating unit of the Company or on per share basis, per ton basis, per product basis, per customer or prospect basis, per employee basis, or any other similar basis for the Company or any operating unit of the Company or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.
Any Performance Measure Element can be a Performance Measure. In addition, any of the Performance Measure Element(s) can be used in an algebraic formula (e.g., averaged over a period, combined into a ratio, compared to a budget or standard, compared to previous periods or other formulaic combinations) based on the Performance Measure Elements to create a Performance Measure. Any Performance Measure(s) may be used to measure the performance of the Company or Subsidiary as a whole or any division or business unit of the Company, product or product group, region or territory, or Subsidiary, or any combination thereof, as the Committee may deem appropriate. Any Performance Measure(s) can be compared to the performance of a peer group, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select any Performance Measure(s) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Incentive Award based on the achievement of Performance Goals pursuant to any Performance Measure(s) specified in this Section 13.1.
13.2.Establishment of Performance Goals. ~~Any Incentive Award to a Covered Employee~~ Unless otherwise determined by the Committee, any Award that is intended to qualify as Performance-Based Compensation will be granted, and Performance Goals for such an Incentive Award will be established, by the Committee in writing not later than ninety (90) days after the commencement of the Performance Period to which the Performance Goals relate~~, or such other period required under Section 162(m) of the Code~~; provided that the outcome is substantially uncertain at the time the Committee establishes the Performance Goal; and provided further that in no event will a Performance Goal be considered to be pre-established if it is established after twenty-five percent (25%) of the Performance Period (as scheduled in good faith at the time the Performance Goal is established) has elapsed.
13.3.Certification of Payment. Before any payment is made in connection with any Incentive Award ~~to a Covered Employee~~ that is intended to qualify as Performance-Based Compensation, the Committee must certify in writing, as reflected in the minutes, that the Performance Goals established with respect to such Incentive Award have been achieved.
13.4.Evaluation of Performance. The Committee may provide in any such Incentive Award Agreement including Performance Goals , or in applicable resolutions, that any evaluation of performance may include or
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exclude any ~~of the following events~~ event that occurs during a Performance Period as determined appropriate by the Committee, including: (a) items related to a change in accounting principles; (b) items relating to financing activities; (c) expenses for restructuring or productivity initiatives; (d) other non-operating items; (e) items related to acquisitions; (f) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (g) items related to the disposal of a business or segment of a business; (h) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (i) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (j) any other items of significant income or expense which are determined to be appropriate adjustments; (k) items relating to unusual or extraordinary corporate transactions, events or developments; (l) items related to amortization of acquired intangible assets; (m) items that are outside the scope of the Company’s core, on-going business activities; (n) items related to acquired in-process research and development; (o) items relating to changes in tax laws; (p) items relating to major licensing or partnership arrangements; (q) items relating to asset impairment charges; (r) items relating to gains or losses for litigation, arbitration and contractual settlements; (s) foreign exchange gains and losses; or (t) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. ~~To the extent such inclusions or exclusions affect Incentive Awards to Covered Employees, they will be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility.~~
13.5.Adjustment of Performance Goals, Performance Periods or other Vesting Criteria. Subject to Section 13.6, the Committee may amend or modify the vesting criteria (including any Performance Goals, Performance Measures or Performance Periods) of any outstanding Incentive Awards based in whole or in part on the financial performance of the Company (or any Subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events (including the events described in Section 13.4 or 4.5(a) hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. ~~The determination of the Committee as to the foregoing adjustments, if any, shall be final, conclusive and binding on Participants under this Plan. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.~~
13.6.Adjustment of Performance-Based Compensation. The Committee retains the discretion to adjust Incentive Awards that are intended to qualify as Performance-Based Compensation ~~may not be adjusted upward. The Committee will retain the discretion to adjust such Incentive Awards~~ either upward or downward, either on a formula or discretionary basis or any combination, as the Committee determines.
13.7.Committee Discretion. In the event that applicable tax or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee will have sole discretion to make such changes without obtaining stockholder approval. In addition, ~~in the event that the Committee determines that it is advisable to grant Incentive Awards that will not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Section 162(m) of the Code and base vesting~~ the Committee may grant Performance Based Awards based on Performance Measures other than those set forth in Section 13.1 of this Plan.
14.Dividend Equivalents.
Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on shares of Common Stock that are subject to any Incentive Award, to be credited as of dividend payment dates, during the period between the date the Incentive Award is granted and the date the Incentive Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, the Committee may not grant dividend equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation
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Right and further, no dividend or dividend equivalents will be paid out with respect to any unvested Incentive Awards~~, the vesting of which is based on the achievement of Performance Goals~~.
15.Effect of Termination of Employment or Other Service.
15.1.Termination Due to Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Incentive Award Agreement, and subject to Sections 15.3 and 15.4 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement (other than with respect to a Non-Employee Director):
(a)All outstanding Options (excluding Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such termination will, to the extent exercisable as of the date of such termination, remain exercisable for a period of one year after the date of such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of the date of such termination will be terminated and forfeited;
(b)All outstanding Restricted Stock Awards held by the Participant as of the effective date of such termination that have not vested as of the date of such termination will be terminated and forfeited;
(c)All outstanding but unpaid Restricted Stock Units, Performance Awards, Other Cash-Based Awards and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; provided, however, that with respect to any such Incentive Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated by reason of death, Disability or Retirement prior to the end of the Performance Period of such Incentive Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause shares of Common Stock to be delivered or payment made with respect to the Participant’s Incentive Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered for partial fiscal years. The Committee will consider the provisions of Section 15.5 of this Plan and will have the discretion to consider any other fact or circumstance in making its decision as to whether to deliver such shares of Common Stock or other payment, including whether the Participant again becomes employed; and
(d)If the effective date of such termination is before the end of the Performance Period to which an Annual Performance Cash Award relates, then any such Annual Performance Cash Award held by a Participant will be terminated and forfeited; if the effective date of such termination is on or after the end of the Performance Period to which an Annual Performance Cash Award relates, then any such Annual Performance Cash Award held by a Participant will be paid to the Participant in accordance with the payment terms of such Award.
15.2.Termination for Reasons Other than Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Incentive Award Agreement, and subject to Sections 15.4 and 15.5 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for any reason other than death, Disability or Retirement:
(a)All outstanding Options (including Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such termination will, to the extent exercisable as of such termination, remain exercisable for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of such termination will be terminated and forfeited.
(b)All Restricted Stock Awards held by the Participant as of the effective date of such termination that have not vested as of such termination will be terminated and forfeited;
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(c)All outstanding unpaid Restricted Stock Units, Performance Awards, Other Cash-Based Awards and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; and
(d)All outstanding Annual Performance Cash Awards held by a Participant as of the effective date of such termination will be terminated and forfeited.
15.3.Modification of Rights upon Termination. Notwithstanding the other provisions of this Section 15, upon a Participant’s termination of employment or other service with the Company or any Subsidiary, as the case may be, the Committee may, in its sole discretion (which may be exercised at any time on or after the Grant Date, including following such termination) cause Options or Stock Appreciation Rights (or any part thereof) held by such Participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and Restricted Stock, Restricted Stock Units, Performance Awards, Annual Performance Cash Awards, Non-Employee Director Awards, Other Cash-Based Awards and Other Stock-Based Awards held by such Participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that (a) no Option or Stock Appreciation Right may remain exercisable beyond its expiration date; (b) the Committee may not take any action not permitted pursuant to Section 13.6; (c) the Committee taking any such action relating to Non-Employee Director Awards will consist solely of “independent directors” as defined in the NASDAQ Listing Rules (or other applicable exchange or market on which the Common Stock may be traded or quoted); and (d) any such action by the Committee adversely affecting any outstanding Incentive Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Section 4.5, 15.5, 17 or 21).
15.4.Determination of Termination of Employment or Other Service.
(a)The change in a Participant’s status from that of an Employee to that of a Consultant will, for purposes of this Plan, be deemed to result in a termination of such Participant’s employment with the Company and its Subsidiaries, unless the Committee otherwise determines in its sole discretion.
(b)The change in a Participant’s status from that of a Consultant to that of an Employee will not, for purposes of this Plan, be deemed to result in a termination of such Participant’s service as a Consultant, and such Participant will thereafter be deemed to be an Employee until such Participant’s employment is terminated, in which event such Participant will be governed by the provisions of this Plan relating to termination of employment or service (subject to paragraph (a) above).
(c)Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of this Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.
(d)Notwithstanding the foregoing, if payment of an Incentive Award that is subject to Section 409A of the Code is triggered by a termination of a Participant’s employment or other service, such termination must also constitute a “separation from service” within the meaning of Section 409A of the Code, and any change in employment status that constitutes a “separation from service” under Section 409A of the Code will be treated as a termination of employment or service, as the case may be.
15.5.Additional Forfeiture Events.
(a)Effect of Actions Constituting Cause or Adverse Action. Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Section 15.5, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause or an Adverse Action during or after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee’s determination occurs
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before or after termination of such Participant’s employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause or Adverse Action, (i) all rights of the Participant under this Plan and any Incentive Award Agreements evidencing an Incentive Award then held by the Participant will terminate and be forfeited without notice of any kind, and (ii) the Committee in its sole discretion will have the authority to rescind the exercise, vesting or issuance of, or payment in respect of, any Incentive Awards of the Participant that were exercised, vested or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within ten (10) days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, issuance or payment (including any dividends paid or other distributions made with respect to any shares subject to any Incentive Award). The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six (6) months after receipt of the Participant’s written notice of exercise or the issuance of share certificates upon the vesting of any Incentive Award for a period of up to six (6) months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause or an Adverse Action. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligations. Unless otherwise provided by the Committee in an applicable Incentive Award Agreement, this Section 15.5(a) will not apply to any Participant following a Change in Control.
(b)Forfeiture of Incentive Awards. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any Incentive Award received by such individual under this Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement. In addition, all Awards under this Plan will be subject to forfeiture or other penalties pursuant to any clawback or forfeiture policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Award Agreement. In addition, the Company may seek to recover any Incentive Award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture or recoupment provision required by Applicable Law or under the requirements of any stock exchange or market upon which the shares of Common Stock are then listed or traded.
16.Payment of Withholding Taxes.
16.1.General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment related tax requirements attributable to an Incentive Award, including the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award. When withholding shares of Common Stock for taxes is effected under this Plan, it shall be withheld only up to an amount based on the maximum statutory tax rates in the Participant’s applicable tax jurisdiction or such other rate that will not trigger a negative accounting impact on the Company.
16.2.Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment related tax obligation described in Section 16.1 of this Plan by withholding shares of Common Stock underlying an Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a
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Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value.
17.Change in Control.
17.1.Change in Control. For purposes of this Section 17, a “Change in Control” of the Company will mean (a) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (i) a merger, consolidation, reorganization, or business combination, (ii) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (iii) the acquisition of assets or stock of another entity, in each case, other than a transaction which (x) results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and (y) after which no person or group beneficially owns voting securities representing fifty percent (50%) or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 17.1(a)(iii)(y) as beneficially owning fifty percent (50%) or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction, (b) the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, (c) any Person, other than Clearlake Capital Partners II (Master), L.P. or any of its affiliates, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of 50% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors in one transaction or a series of related transactions or (d) individuals who constitute the Board on the Effective Date of this Plan cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date of this Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors comprising the Board on the Effective Date of this Plan (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) will be, for purposes of this clause (d), considered as though such person were a member of the Board on the Effective Date of this Plan unless such person’s initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.
17.2.Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.5 or 17.3 of this Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion either in the Incentive Award Agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award the following provisions will apply:
(a)If the Successor Entity does not assume the outstanding Incentive Awards or does not substitute equivalent equity awards relating to the securities of such Successor Entity or its affiliates for such Incentive Awards, then prior to the Change in Control (a) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable until immediately prior to the consummation of the Change in Control and terminate upon consummation of the Change in Control; (b) all restrictions and vesting requirements applicable to any Incentive Award based solely on the continued service of the Participant will terminate; and (c) all Incentive Awards the vesting or payment of which are based on Performance Goals will vest as though such Performance Goals were fully achieved at target and will become immediately payable; provided, however, that no Incentive Award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the occurrence of a Change in Control unless the event or circumstances constituting the Change in Control also constitute a “change in the ownership” of the Company, a “change in the effective control” of
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the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case as determined under Section 409A of the Code. The treatment of any other Incentive Awards in the event of a Change in Control will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Incentive Award Agreement.
(b)If the Successor Entity assumes the outstanding Incentive Awards or substitutes equivalent equity awards relating to the securities of such Successor Entity or its affiliates for such Incentive Awards, then all such Incentive Awards or such substitutes therefore shall remain outstanding and be governed by their respective terms and the provisions of the Plan or its successor.
17.3.Alternative Treatment of Stock-Based Awards. In connection with a Change in Control, the Committee in its sole discretion, either in an Incentive Award Agreement at the time of grant of a Stock-Based Award or at any time after the grant of such an Incentive Award, may determine that any or all outstanding Stock-Based Awards granted under this Plan, whether or not exercisable or vested, as the case may be, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Stock-Based Award will receive for each share of Common Stock subject to such Incentive Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value (as determined by the Committee in good faith) equivalent to such cash payment) equal to the difference, if any, between the consideration to be received by stockholders of the Company in respect of a share of Common Stock in connection with such Change in Control and the purchase price per share, if any, under the Incentive Award, multiplied by the number of shares of Common Stock subject to such Incentive Award (or in which such Incentive Award is denominated); provided that if such product is zero ($0) or less or to the extent that the Incentive Award is not then exercisable, the Incentive Award may be canceled and terminated without payment therefor; provided, however, that no Stock-Based Award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the occurrence of a Change in Control unless the event or circumstances constituting the Change in Control also constitute a “change in the ownership” of the Company, a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case as determined under Section 409A of the Code. The treatment of any other Stock-Based Awards in the event of a Change in Control will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement. If any portion of the consideration pursuant to a Change in Control may be received by holders of shares of Common Stock on a contingent or delayed basis, the Committee may, in its sole discretion, determine the fair market value per share of such consideration as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Notwithstanding the foregoing, any shares of Common Stock issued pursuant to a Stock-Based Award that immediately prior to the effectiveness of the Change in Control are subject to no further restrictions pursuant to this Plan or an Incentive Award Agreement (other than pursuant to the securities laws) will be deemed to be outstanding shares of Common Stock and receive the same consideration as other outstanding shares of Common Stock in connection with the Change in Control.
17.4.Limitation on Change in Control Payments. Notwithstanding anything in Section 17.2 or 17.3 to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 17.2 or the payment of cash in exchange for all or part of a Stock-Based Award as provided in Section 17.3 (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 17.2 or 17.3 will be reduced (or acceleration of vesting eliminated) to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, that such reduction will be made only if the aggregate amount of the payments after such reduction exceeds the difference between (a) the amount of such payments absent such reduction minus (b) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments; and provided further that such payments will be reduced (or acceleration of vesting eliminated) in the following order: (i) options with an exercise
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price above fair market value that have a positive value for purposes of Section 280G of the Code, (ii) pro rata among Incentive Awards that constitute deferred compensation under Section 409A of the Code, and (iii) finally, among the Incentive Awards that are not subject to Section 409A of the Code. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or an Affiliate or Subsidiary that expressly addresses the potential application of Section 280G or 4999 of the Code, then this Section 17.4 will not apply and any “payments” to a Participant pursuant to Section 17.2 or 17.3 will be treated as “payments” arising under such separate agreement.
18.Rights of Eligible Recipients and Participants; Transferability.
18.1.Employment. Nothing in this Plan or an Incentive Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue employment or other service with the Company or any Subsidiary.
18.2.No Rights to Awards. No Participant or Eligible Recipient will have any claim to be granted any Incentive Award under this Plan.
18.3.Rights as a Stockholder. Except as otherwise provided herein, a Participant will have no rights as a stockholder with respect to shares of Common Stock covered by any Stock-Based Award unless and until the Participant becomes the holder of record of such shares.
18.4.Restrictions on Transfer.
(a)Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options or Stock Appreciation Rights) or vesting, issuance or settlement of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.
(b)A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 15 of this Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 15 of this Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under this Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.
(c)Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent (50%) of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine,
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including execution or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.
18.5.Non-Exclusivity of this Plan. Nothing contained in this Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.
19.Securities Law and Other Restrictions.
Notwithstanding any other provision of this Plan or any Incentive Award Agreements entered into pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.
20.Deferred Compensation; Compliance with Section 409A.
It is intended that all Incentive Awards issued under the Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Incentive Award Agreements and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Incentive Award that constitutes a deferral of compensation subject to Code Section 409A: (i) if any amount is payable under such Incentive Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a “separation from service” as such term is defined for purposes of Code Section 409A; (ii) if any amount is payable under such Incentive Award upon a Disability, a Disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Code Section 409A; (iii) if any amount is payable under such Incentive Award on account of the occurrence of a Change of Control, a Change of Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” as such terms are defined for purposes of Code Section 409A, (iv) if any amount becomes payable under such Incentive Award on account of a Participant’s separation from service at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment shall be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (y) the date that is six months after the date of the Participant’s separation from service or (z) the Participant’s death, and (v) no amendment to or payment under such Incentive Award will be made except and only to the extent permitted under Code Section 409A.
21.Amendment, Modification and Termination.
21.1.Generally. Subject to other subsections of this Section 21 and Sections 3.4 and 21.3, the Board at any time may suspend or terminate this Plan (or any portion thereof) or terminate any outstanding Incentive Award Agreement and the Committee, at any time and from time to time, may amend this Plan or amend or modify the terms of an outstanding Incentive Award. The Committee’s power and authority to amend or modify the terms of an outstanding Incentive Award includes the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award
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or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by this Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.
21.2.Stockholder Approval. No amendments to this Plan will be effective without approval of the Company’s stockholders if stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange or stock market on which the Common Stock is then traded, applicable U.S. state corporate laws or regulations, applicable U.S. federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Incentive Awards are, or will be, granted under this Plan.
21.3.Incentive Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, no termination, suspension or amendment of this Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.4, 4.5, 13.5, 15, 17, 20 or 21.4 of this Plan.
21.4.Amendments to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend this Plan or an Incentive Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Plan or an Incentive Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Incentive Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 21.4 to any Incentive Award granted under this Plan without further consideration or action.
22.Effective Date and Duration of this Plan.
The Plan is effective as of the Effective Date. The Plan will terminate at midnight on the day before the ten year anniversary of November 2, 2016 the date the original version of this Plan was initially ~~approved~~ adopted by the Board, and may be terminated prior to such time by Board action. No Incentive Award will be granted after termination of this Plan, but Incentive Awards outstanding upon termination of this Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.
23.Miscellaneous.
23.1.Usage. In this Plan, except where otherwise indicated by clear contrary intention, (a) any masculine term used herein also will include the feminine, (b) the plural will include the singular, and the singular will include the plural, (c) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term, and (d) “or” is used in the inclusive sense of “and/or”.
23.2.Unfunded Plan. Participants will have no right, title or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under this Plan, such right will be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be. All payments to be made hereunder will be paid from the general funds of the Company or the Subsidiary, as the case may be, and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts except as expressly set forth in this Plan.
23.3.Relationship to Other Benefits. No payment under this Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Subsidiary unless provided otherwise in such plan.
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23.4.Fractional Shares. No fractional shares of Common Stock will be issued or delivered under this Plan or any Incentive Award. The Committee will determine whether cash, other Incentive Awards or other property will be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto will be forfeited or otherwise eliminated by rounding up or down.
23.5.Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which will be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions.
23.6.Successors. All obligations of the Company under this Plan with respect to Incentive Awards granted hereunder will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.
23.7.Construction. Wherever possible, each provision of this Plan and any Incentive Award Agreement will be interpreted so that it is valid under the applicable law. If any provision of this Plan or any Incentive Award Agreement is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid. The remainder of this Plan and the Incentive Award Agreement also will continue to be valid, and the entire Plan and Incentive Award Agreement will continue to be valid in other jurisdictions.
23.8.Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Incentive Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Incentive Award Agreements) and take other actions under this Plan in a manner prescribed by the Committee.
23.9.Indemnification. Subject to any limitations and requirements of Delaware law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer or Employee of the Company to whom authority was delegated in accordance with Section 3.3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
~~* * * * *~~
~~I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Smart Sand, Inc. on November 2, 2016.~~
~~* * * * *~~
~~I hereby certify that the foregoing Plan was approved by the stockholders of Smart Sand, Inc. on November 3, 2016.~~
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~~Executed on this 9th day of November, 2016.~~
 ~~/s/ Susan Neumann~~
~~Vice President of Accounting, Controller and Corporate Secretary~~
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smartsand
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 1, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SND2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 1, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D11572-P39699

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SMART SAND, INC.

	For All	Withhold All	For All Except	
The Board of Directors recommends you vote FOR each of the following Class I director nominees to serve until the 2023 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.	☐	☐	☐	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ______________

1. Election of Directors

Nominees:

01) Sharon S. Spurlin
02) Timothy J. Pawlenty

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain
2. Ratification of the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020.	☐	☐	☐
3. Approval of the Smart Sand, Inc. Amended and Restated 2016 Omnibus Incentive Plan.	☐	☐	☐
4. Approval on an advisory (and non-binding) basis of the compensation paid to the Company's named executive officers for the year ended December 31, 2019.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

You may attend the Virtual Annual Meeting via the Internet and vote during the Virtual Annual Meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date   Signature (Joint Owners)   Date

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting:
The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com.

D11573-P39699

SMART SAND, INC.
Proxy for Virtual Annual Meeting of Stockholders on June 2, 2020
Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Charles E. Young and Lee E. Beckelman, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of common stock of Smart Sand, Inc. which the undersigned would be entitled to vote if personally present and acting at the Virtual Annual Meeting of Stockholders of Smart Sand, Inc., to be held live via audio webcast at www.virtualshareholdermeeting.com/SND2020 on June 2, 2020 at 9:00 a.m., central time, and at any adjournments or postponements thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Virtual Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR All Nominees" in Proposal 1, and "FOR" Proposals 2, 3 and 4.

Continued and to be signed on reverse side